EXHIBIT 4.1


                                   INDENTURE



                                    between



                     CITY CAPITAL HOME LOAN TRUST 1999-1,
                                  as Issuer,



                                      and



                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                             as Indenture Trustee,
                       Note Administrator and Custodian



                          Dated as of April 30, 1999





                                  Relating to

                      CITY CAPITAL HOME LOAN TRUST 1999-1
                       ASSET-BACKED NOTES, SERIES 1999-1

                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                                                          ----

ARTICLE I DEFINITIONS........................................................2
         Section 1.01.  General Definitions..................................2
ARTICLE II THE NOTES........................................................22
         Section 2.01.  Form Generally......................................22
         Section 2.02.  Form of Certificate of Authentication...............23
         Section 2.03.  General Provisions With Respect to Principal and
                        Interest Payments...................................23
         Section 2.04.  Denominations.......................................24
         Section 2.05.  Execution, Authentication, Delivery and Dating......24
         Section 2.06.  Registration; Registration of Transfer and
                        Exchange............................................25
         Section 2.07.  Mutilated, Destroyed, Lost or Stolen Notes..........26
         Section 2.08.  Payments of Principal and Interest..................26
         Section 2.09.  Persons Deemed Owners...............................28
         Section 2.10.  Cancellation........................................28
         Section 2.11.  Authentication and Delivery of Notes................29
         Section 2.12.  Book-Entry Notes....................................30
         Section 2.13.  Termination of Book Entry System....................31
ARTICLE III COVENANTS.......................................................32
         Section 3.01.  Payment of Notes....................................32
         Section 3.02.  Maintenance of Office or Agency.....................32
         Section 3.03.  Money for Note Payments to Be Held In Trust.........32
         Section 3.04.  Existence of Issuer.................................34
         Section 3.05.  Protection of Trust Estate..........................34
         Section 3.06.  Opinions as to Trust Estate.........................35
         Section 3.07.  Performance of Obligations; Servicing Agreement.....35
         Section 3.08.  Investment Company Act..............................36
         Section 3.09.  Negative Covenants..................................36
         Section 3.10.  Annual Statement as to Compliance...................37
         Section 3.11.  Restricted Payments.................................37
         Section 3.12.  Treatment of Notes as Debt for Tax Purposes.........38
         Section 3.13.  Notice of Events of Default.........................38
         Section 3.14.  Further Instruments and Acts........................38
         Section 3.15.  Covenants of the Indenture Trustee..................38
ARTICLE IV SATISFACTION AND DISCHARGE.......................................39
         Section 4.01.  Satisfaction and Discharge of Indenture.............39
         Section 4.02.  Application of Trust Money..........................41
ARTICLE V DEFAULTS AND REMEDIES.............................................41
         Section 5.01.  Event of Default....................................41
         Section 5.02.  Acceleration of Maturity; Rescission and
                        Annulment...........................................42
         Section 5.03.  Collection of Indebtedness and Suits for
                        Enforcement by Indenture Trustee....................43
         Section 5.04.  Remedies............................................43
         Section 5.05.  Indenture Trustee May File Proofs of Claim..........44
         Section 5.06.  Indenture Trustee May Enforce Claims Without
                        Possession of Notes.................................45
         Section 5.07.  Application of Money Collected......................45
         Section 5.08.  Limitation on Suits.................................46
         Section 5.09.  Unconditional Rights of Noteholders to
                        Receive Principal and Interest......................47
         Section 5.10.  Restoration of Rights and Remedies..................47
         Section 5.11.  Rights and Remedies Cumulative......................47
         Section 5.12.  Delay or Omission Not Waiver........................47
         Section 5.13.  Control by Noteholders..............................48
         Section 5.14.  Waiver of Past Defaults.............................48
         Section 5.15.  Undertaking for Costs...............................48
         Section 5.16.  Waiver of Stay or Extension Laws....................49
         Section 5.17.  Sale of Trust Estate................................49
         Section 5.18.  Action on Notes.....................................51
         Section 5.19.  Application of Section 316(a) of the Trust
                        Indenture Act.......................................51
ARTICLE VI THE INDENTURE TRUSTEE............................................51
         Section 6.01.  Duties of Indenture Trustee.........................51
         Section 6.02.  Notice of Default...................................52
         Section 6.03.  Rights of Indenture Trustee.........................53
         Section 6.04.  Not Responsible for Recitals or Issuance of Notes...53
         Section 6.05.  May Hold Notes......................................53
         Section 6.06.  Money Held in Trust.................................54
         Section 6.07.  Eligibility; Disqualification.......................54
         Section 6.08.  Indenture Trustee's Capital and Surplus.............54
         Section 6.09.  Resignation and Removal; Appointment of Successor...54
         Section 6.10.  Acceptance of Appointment by Successor..............55
         Section 6.11.  Merger, Conversion, Consolidation or Succession
                        to Business of Indenture Trustee....................56
         Section 6.12.  Preferential Collection of Claims Against Issuer....56
         Section 6.13.  Co-Indenture Trustees and Separate Indenture
                        Trustees............................................56
         Section 6.14.  Authenticating Agents...............................58
         Section 6.15.  Review of Home Loan Files...........................59
         Section 6.16.  Indenture Trustee Fees and Expenses.................61
ARTICLE VII NOTEHOLDERS' LISTS AND REPORTS..................................61
         Section 7.01.  Issuer to Furnish Indenture Trustee Names and
                        Addresses of Noteholders............................61
         Section 7.02.  Preservation of Information; Communications to
                        Noteholders.........................................61
         Section 7.03.  Reports by Indenture Trustee........................62
         Section 7.04.  Reports by Issuer...................................62
ARTICLE VIII ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES.....62
         Section 8.01.  Collection of Moneys................................62
         Section 8.02.  Note Account........................................63
         Section 8.03.  Claims against the MBIA Insurance Policy............65
         Section 8.04.  General Provisions Regarding the Note Account
                        and Home Loans......................................66
         Section 8.05.  Releases of Defective Home Loans....................67
         Section 8.06.  Reports by Indenture Trustee to Noteholders;
                        Access to Certain Information.......................68
         Section 8.07.  Trust Estate Home Loan Files........................68
         Section 8.08.  Amendment to Servicing Agreement....................68
         Section 8.09.  Delivery of the Home Loan Files Pursuant to
                        Servicing Agreement.................................69
         Section 8.10.  Servicer as Agent...................................69
         Section 8.11.  Termination of Master Servicer......................69
         Section 8.12.  Opinion of Counsel..................................69
         Section 8.13.  Appointment of Custodians...........................70
         Section 8.14.  Rights of the Note Insurer to Exercise Rights
                        of Noteholders......................................70
         Section 8.15.  Trust Estate and Accounts Held for Benefit of
                        the Note Insurer....................................71
ARTICLE IX SUPPLEMENTAL INDENTURES..........................................71
         Section 9.01.  Supplemental Indentures Without Consent of
                        Noteholders.........................................71
         Section 9.02.  Supplemental Indentures With Consent of
                        Noteholders.........................................72
         Section 9.03.  Execution of Supplemental Indentures................73
         Section 9.04.  Effect of Supplemental Indentures...................73
         Section 9.05.  Conformity with Trust Indenture Act.................74
         Section 9.06.  Reference in Notes to Supplemental Indentures.......74
         Section 9.07.  Amendments to Governing Documents...................74
ARTICLE X REDEMPTION OF NOTES...............................................75
         Section 10.01. Redemption..........................................75
         Section 10.02. Form of Redemption Notice...........................75
         Section 10.03. Notes Payable on Optional Redemption................76

ARTICLE XI NOTE ADMINISTRATION..............................................76
         Section 11.01. Powers and Duties of the Note Administrator.........76
         Section 11.02. Compensation; Payment of Certain Expenses...........77
         Section 11.03. Instructions........................................77
         Section 11.04. Benefit of the Agreement............................77
         Section 11.05. Limitation of Responsibility of the Note
                        Administrator.......................................77
         Section 11.06. Termination of Note Administrator...................78
ARTICLE XII MISCELLANEOUS...................................................79
         Section 12.01. Compliance Certificates and Opinions................79
         Section 12.02. Form of Documents Delivered to Indenture
                        Trustee.............................................80
         Section 12.03. Acts of Noteholders.................................81
         Section 12.04. Notices, etc. to Indenture Trustee, the Note
                        Insurer and Issuer..................................81
         Section 12.05. Notices and Reports to Noteholders; Waiver of
                        Notices.............................................82
         Section 12.06. Rules by Indenture Trustee..........................83
         Section 12.07. The Trust Indenture Act.............................83
         Section 12.08. Effect of Headings and Table of Contents;
                        References..........................................83
         Section 12.09. Successors and Assigns..............................83
         Section 12.10. Separability........................................83
         Section 12.11. Benefits of Indenture...............................83
         Section 12.12. Legal Holidays......................................83
         Section 12.13. Governing Law.......................................84
         Section 12.14. Counterparts........................................84
         Section 12.15. Debt Instruments....................................84
         Section 12.16. Issuer Obligation...................................84
         Section 12.17. No Petition.........................................85
         Section 12.18. Inspection..........................................85
         Section 12.19. Usury...............................................85
         Section 12.20. Third Party Beneficiary.............................86
         Section 12.21. Limitation of Liability.............................86

SCHEDULES AND EXHIBITS

Schedule I      Home Loan Schedule
Exhibit A       Form of Class A Note
Exhibit B       Home Loan Sale Agreement
Exhibit C       Custodial Agreement
Exhibit D       [Reserved]
Exhibit E-1     Form of Custodian's Initial Certification
Exhibit E-2     Form of Custodian's Interim Certification
Exhibit E-3     Form of Custodian's Final Certification
Exhibit F       MBIA Insurance Policy
Exhibit G       [Reserved]
Exhibit H       Servicing Agreement

CROSS-REFERENCE TABLE
     Cross-reference sheet showing the location in the Indenture of the provisions inserted pursuant to Sections 310 through 318(a) inclusive of the Trust Indenture Act of 1939.*



         Trust Indenture Act of 1939                      Indenture Section

Section 310
       (a) (1)..........................................        6.07
       (a) (2)..........................................     6.07, 6.08
       (a) (3)..........................................        6.13
       (a) (4)..........................................   Not Applicable
       (a) (5)..........................................        6.07
       (b)..............................................     6.07, 6.09
       (c)..............................................   Not Applicable
Section 311
       (a)..............................................        6.12
       (b)..............................................        6.12
       (c)..............................................   Not Applicable
Section 312
       (a)..............................................  7.01(a), 7.02(a)
       (b)..............................................       7.02(b)
       (c)..............................................       7.02(c)
Section 313
       (a)..............................................       7.03(a)
       (b)..............................................       7.03(a)
       (c)..............................................        12.05
       (d)..............................................       7.03(b)
Section 314
       (a)(1)...........................................        7.04
       (a)(2)...........................................        7.04
       (a)(3)...........................................        7.04
       (a)(4)...........................................        7.04
       (b)(1)...........................................   2.11(c), 12.01
       (b)(2)...........................................        3.06
       (c)(1)...........................................   2.11(d), 4.01,
                                                           8.02(d), 12.01
       (c)(2)...........................................   2.11(c), 4.01,
                                                           8.02(d), 12.01
       (c)(3)...........................................       8.02(d)
       (d)(1)...........................................      12.01(a)
       (d)(2)...........................................      12.01(a)
       (d)(3)...........................................      12.01(a)
       (e)..............................................      12.01(b)
Section 315
       (a).............................................. 6.01(b), 6.01(c)(1)
       (b)..............................................     6.02, 12.05
       (c)..............................................       6.01(a)
       (d)(1)...........................................  6.01(b), 6.01(c)
       (d)(2)...........................................     6.01(c)(2)
       (d)(3)...........................................     6.01(c)(3)
       (e)..............................................        5.15
Section 316
       (a)..............................................        5.19
       (b)..............................................        5.09
       (c)..............................................        5.19
Section 317
       (a)(1)...........................................        5.03
       (a)(2)...........................................        5.05
       (b)..............................................        3.03
Section 318
       (a)..............................................        12.07


-----------------------------
* This Cross-Reference Table is not part of the Indenture.

     THIS INDENTURE, dated as of April 30, 1999 (as amended or supplemented from time to time as permitted hereby, this "Indenture"), is among CITY CAPITAL HOME LOAN TRUST 1999-1, a Delaware business trust (together with its permitted successors and assigns, the "Issuer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as trustee (together with its permitted successors in the trusts hereunder, the "Indenture Trustee"), as note administrator (together with its permitted successors and assigns in such capacity, the "Note Administrator") and as custodian (together with its permitted successors and assigns in such capacity, the "Custodian").

                             Preliminary Statement

     The Issuer has duly authorized the execution and delivery of this Indenture to provide for its Asset-Backed Notes, Series 1999-1 Class A (the "Class A Notes" or the "Notes"), issuable as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Holders of the Notes and the Note Insurer. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. All things necessary to make this Indenture a valid agreement of the Issuer in accordance with its terms have been done.

                                Granting Clause

     The Issuer hereby Grants to the Indenture Trustee, for the exclusive benefit of the Holders of the Notes and the Note Insurer, all of the Issuer's right, title and interest in and to (a) the Home Loans listed in Schedule I to this Indenture (including property that secures a Home Loan that becomes an REO Property), including the related Home Loan Files delivered or to be delivered to the Indenture Trustee or the Custodian pursuant to the Home Loan Sale Agreement, all payments of principal or interest received, collected or otherwise recovered in respect of principal or interest after the Cut-off Date,
(b) the Servicing Agreement, (c) the Home Loan Sale Agreement, (d) the Custodial Agreement, (e) the Trust Agreement, (f) the Insurance Policies, (g) all cash, instruments or other property held or required to be deposited in the Collection Account and the Note Account, including all investments made with funds in such accounts (but not including any income on funds deposited in, or investments made with funds deposited in, the Collection Account, which income shall belong to and be for the account of the Servicer, and not including any income on funds deposited in, or investments made with funds deposited in the Note Account, which income shall belong to and be for the account of the Indenture Trustee), and (h) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all insurance proceeds and condemnation awards. Such Grants are made, however, in trust, to secure the Notes equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of difference in time of issuance or otherwise, and for the benefit of the Note Insurer to secure (x) the payment of all amounts due on the Notes in accordance with their terms, (y) the payment of all other sums payable under this Indenture and (z) compliance with the provisions of this Indenture, all as provided in this Indenture. All terms used in the foregoing granting clauses that are defined in Section 1.01 are used with the meanings given in said Section.

     The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions of this Indenture and agrees to perform the duties herein required to the end that the interests of the Holders of the Notes may be adequately and effectively protected. The Indenture Trustee agrees that it will hold the MBIA Insurance Policy in trust and that it will hold any proceeds of any claim upon the MBIA Insurance Policy, solely for the use and benefit of the Noteholders in accordance with the terms hereof and the MBIA Insurance Policy.

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01. General Definitions.

     Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine genders of such terms. Whenever reference is made herein to an Event of Default or a Default known to the Indenture Trustee or of which the Indenture Trustee has notice or knowledge, such reference shall be construed to refer only to an Event of Default or Default of which the Indenture Trustee is deemed to have notice or knowledge pursuant to Section 6.01(d). All other terms used herein that are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein.

     "ACCOUNTANT": A Person engaged in the practice of accounting who must be Independent.

     "ACT": With respect to any Noteholder or the Note Insurer, as defined in
Section 12.03.

     "ADMINISTRATIVE FEE AMOUNT": For any Payment Date, the sum of the Servicing Fee, the Master Servicing Fee, the Indenture Trustee Fee, the Custodial Fee and the Note Insurer Premium, each relating to such Payment Date.

     "AFFILIATE": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, relation to individuals or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "AGENT": Any Note Registrar, Paying Agent, Authenticating Agent or
Custodian.

     "AGGREGATE PRINCIPAL BALANCE": With respect to any Payment Date, the aggregate of the Principal Balances of the Home Loans as of the related Determination Date (or other specified date).

     "ANNUALIZED LOSS PERCENTAGE": On any date of determination, the Realized Losses for the previous Collection Period (net of any recoveries received during such Collection Period) as a percentage of the Aggregate Principal Balance of the Home Loans, multiplied by 12.

     "ASSIGNMENT EVENT": As defined in the Home Loan Sale Agreement.

     "ASSIGNMENT OF MORTGAGE": As defined in the Home Loan Sale Agreement.

     "AUTHENTICATING AGENT": The Person, if any, appointed as Authenticating Agent by the Issuer pursuant to Section 6.13, until any successor Authenticating Agent for the Notes is named, and thereafter "Authenticating Agent" shall mean such successor. The initial Authenticating Agent shall be the Indenture Trustee. Any Authenticating Agent other than the Indenture Trustee shall sign an instrument under which it agrees to be bound by all of the terms of this Indenture applicable to the Authenticating Agent.

     "AUTHORIZED OFFICER": With respect to the Indenture Trustee, any Responsible Officer and with respect to any other Person, the Chairman, Chief Operating Officer, President or any Vice President of such Person.

     "AVAILABLE FUNDS": With respect to the Notes and any Payment Date, the sum of the amounts described in clauses (a) through (g) below, less (i) the Administrative Fee Amount in respect of such Payment Date, (ii) Servicing Advances previously made that are reimbursable to the Servicer (other than those included in liquidation expenses for any Liquidated Home Loan and reimbursed from the related Liquidation Proceeds) with respect to the related Collection Period to the extent permitted by the Servicing Agreement and (iii) the aggregate amounts (A) deposited into the Collection Account or Note Account that may not be withdrawn therefrom pursuant to a final and nonappealable order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the Bankruptcy Code and that would otherwise have been included in Available Funds on such Payment Date and (B) received by the Indenture Trustee that are recoverable and sought to be recovered from the Issuer as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court of competent jurisdiction:

     (a) all scheduled payments of interest received with respect to the Home Loans and due during the related Collection Period and all other interest payments on or in respect of the Home Loans received by or on behalf of the Servicer during the related Collection Period (including Payments Ahead that are allocable to interest for the related Collection Period), plus any net income from related REO Properties for such Collection Period;

     (b) all scheduled payments of principal received with respect to the Home Loans and due during the related Collection Period and all other principal payments (including Principal Prepayments, but excluding amounts described elsewhere in this definition) received or deemed to be received during the related Collection Period (including Payments Ahead that are allocable as principal for the related Collection Period) in respect of the Home Loans;

     (c) the aggregate of any Trust Insurance Proceeds collected by the Servicer during the related Collection Period;

     (d) the aggregate of any Net Liquidation Proceeds collected by the Servicer during the related Collection Period;

     (e) the aggregate of the Purchase Prices received in respect of any Home Loans that are required or permitted to be repurchased, released or removed by the Seller during or in respect of the related Collection Period, to the extent such amounts are received by the Indenture Trustee on or before the related Deposit Date;

     (f) the aggregate of amounts deposited in the Note Account during such Collection Period in connection with redemption of the Notes pursuant to
Article X; and

     (g) subsequent collections on Liquidated Home Loans to the extent of any Realized Loss incurred with respect to such Home Loan, after payment to the Servicer of any additional servicing compensation permitted under the Servicing Agreement.

     "BANKRUPTCY CODE": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

     "BASIC DOCUMENTS": This Agreement, the Trust Agreement, the Servicing Agreement, the Home Loan Sale Agreement, the Custodial Agreement, the Insurance Agreement and the Indemnification Agreement.

     "BENEFICIAL OWNER": With respect to a Book-Entry Note, the Person who is the beneficial owner of such Note as reflected on the books of the Clearing Agency for the Notes or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     "BEST EFFORTS": Efforts determined to be in good faith and reasonably diligent by the Person performing such efforts, specifically the Issuer or the Servicer, as the case may be, in its reasonable discretion. Such efforts do not require the Issuer or the Servicer, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Issuer or the Servicer, as the case may be, to advance or expend fees or sums of money in addition to those specifically set forth in this Indenture and the Servicing Agreement.

     "BOOK-ENTRY NOTES": Any Notes registered in the name of the Clearing Agency or its nominee, ownership of which is reflected on the books of the Clearing Agency or on the books of a person maintaining an account with such Clearing Agency (directly or as an indirect participant in accordance with the rules of such Clearing Agency).

     "BOOK-ENTRY TERMINATION": The time at which the book-entry registration of the Book-Entry Notes shall terminate, as specified in Section 2.13.

     "BUSINESS DAY": Any day other than (i) a Saturday or Sunday or (ii) a day that is either a legal holiday or a day on which banking institutions in the State of West Virginia, the State of New York, the State of Minnesota, the State of Maryland or the State of Delaware are authorized or obligated by law, regulation or executive order to be closed.

     "CERTIFICATE": As defined in the Trust Agreement.

     "CERTIFICATE DISTRIBUTION ACCOUNT": As defined in the Trust Agreement.

     "CERTIFICATEHOLDERS": As defined in the Trust Agreement.

     "CLASS A NOTES": Any of the Notes designated as Class A Notes and evidenced by a duly executed and authenticated certificate substantially in the form of Exhibit A hereto.

     "CLEAN-UP CALL DATE": The first Payment Date on which the Note Balance is equal to or less than 5% of the Original Note Balance.

     "CLEARING AGENCY": An organization registered as a "clearing agency" pursuant to Section 17A of the Securities and Exchange Act of 1934, as amended, and the regulations of the Commission thereunder.

     "CLEARING AGENCY PARTICIPANTS": The entities for whom the Clearing Agency will maintain book-entry records of ownership and transfer of Book-Entry Notes, which may include securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations.

     "CLOSING DATE": May 19, 1999, the date of initial issuance of the Notes.

     "CODE": The Internal Revenue Code of 1986, as amended, and as may be further amended from time to time, as successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form and proposed regulations thereunder to the extent that, by reason of their proposed effective date, such proposed regulations would apply.

     "COLLECTION ACCOUNT": The segregated trust account established by the Servicer and maintained pursuant to Section 2.02(b) of the Servicing Agreement.

     "COLLECTION PERIOD": As to any Payment Date, the period beginning on the first day of the calendar month immediately preceding the month in which such Payment Date occurs and ending on the last day of such calendar month.

     "COMBINED LOAN-TO-VALUE RATIO": As defined in the Servicing Agreement.

     "COMMISSION": The Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934.

     "CORPORATE TRUST OFFICE": The principal office of the Indenture Trustee at which at any particular time its corporate trust business with respect to this Indenture shall be principally administered, which office at the date of the execution of this Indenture is located at Corporate Trust, Norwest Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0069,
Attention: City Capital Home Loan Trust 1999-1, Series 1999-1.

     "CUMULATIVE REALIZED LOSSES": The aggregate sum of the Realized Losses from the Cut-off Date to any date of determination.

     "CUSTODIAL AGREEMENT": The Custodial Agreement, dated as of April 30, 1999, between the Indenture Trustee and the Custodian, as such agreement may be amended or supplemented from time to time as permitted hereby and thereby. A copy of the Custodial Agreement as in effect on the date hereto is attached as Exhibit C.

     "CUSTODIAL FEE": With respect to any Payment Date, one-twelfth of 0.01% of the Aggregate Principal Balance as of the applicable Determination Date.

     "CUSTODIAN": Norwest Bank Minnesota, National Association, a national banking association, and any additional or successor custodian appointed by the Indenture Trustee pursuant to Section 8.13.

     "CUT-OFF DATE": April 30, 1999, the date after which all payments received in respect of the Home Loans shall belong to the Issuer, subject to the Grant of the same hereunder to the Indenture Trustee.

     "DEFAULT": Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     "DEFECTIVE HOME LOAN": Any Home Loan that is required to be repurchased by the Seller pursuant to the Home Loan Sale Agreement.

     "DEFICIENCY AMOUNT": With respect to any Payment Date, the sum of (i) the
Note Interest for such Payment Date minus Available Funds and (ii) the then existing Overcollateralization Deficit, if any, after the application of Available Funds to reduce the Note Balances on such Payment Date.

     "DEFINITIVE NOTES": Notes other than Book-Entry Notes.

     "DELINQUENCY AMOUNT": As of any Payment Date, the product of the Delinquency Percentage for such Payment Date and the Aggregate Principal Balance of the Home Loans as of the Determination Date relating to such Payment Date.

     "DELINQUENCY LOSS FACTOR": As of any Payment Date, the sum of (i) the Principal Balance of all Home Loans that are 30-59 days delinquent multiplied by 25%, (ii) the Principal Balance of all Home Loans that are 60-89 days delinquent multiplied by 50%, (iii) the Principal Balance of all Home Loans that are 90 or more days delinquent multiplied by 100%, and (iv) the Principal Balance of all Home Loans that are modified in excess of the 3% limitation in
Section 2.04 of the Servicing Agreement.

     "DELINQUENCY PERCENTAGE": For any Payment Date, the rolling three month average of the fraction, expressed as a percentage, (i) the numerator of which is the aggregate of the Principal Balances as of the related Determination Date of all Home Loans that were 60 or more days contractually delinquent, in foreclosure, REO Property or for which the related Obligor was in a bankruptcy proceeding or paying a reduced Monthly Payment as a result of a bankruptcy workout or were modified in excess of the 3% limitation in Section 2.04 of the Servicing Agreement and (ii) the denominator of which is the Aggregate Principal Balance of all Home Loans as of the related Determination Date.

     "DEPOSIT DATE": The date each month on which funds on deposit in the Collection Account are remitted by the Servicer to the Indenture Trustee for deposit into the Note Account, which date shall be with respect to any Payment Date, the 18th day of the month in which such Payment Date occurs, or the next succeeding Business Day, if such 18th day is not a Business Day.

     "DEPOSITOR": Financial Asset Securities Corp., a Delaware corporation.

     "DETERMINATION DATE": As to any Payment Date, the last day of the Collection Period relating to such Payment Date.

     "ELIGIBLE ACCOUNT": Either (A) a segregated account or accounts maintained with an institution the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the unsecured and uncollateralized debt obligations of which shall be rated "AA" or better by Standard & Poor's and Aa2 or better by Moody's or in the highest short term rating category by Standard & Poor's (A1) and Moody's (P1), and that is either
(i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Note Insurer or (B) a trust account maintained with the trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $100,000,000, acting in its fiduciary capacity, the unsecured and uncollateralized debt obligations of which shall be rated "Baa3" or better by Moody's.

     "EVENT OF DEFAULT": As defined in Section 5.01.

     "EXCESS CASH": With respect to any Payment Date, the amount, if any, by which Available Funds for such Payment Date exceed the sum of (i) any amounts payable to the Note Insurer for Insured Payments paid on prior Payment Dates and not yet reimbursed and for any unpaid Note Insurer Premiums for prior Payment Dates (in each case with interest thereon at the "Late Payment Rate" (as defined in the Insurance Agreement)), (ii) the Note Interest for the related Payment Date, and (iii) the Monthly Principal for the related Payment Date.

     "EXCESS CASH PAYMENT": As defined in clause fourth of Section 8.02(c).

     "FDIC": The Federal Deposit Insurance Corporation and its successors in interest.

     "FINAL CERTIFICATION": A certification as to the completeness of each Home Loan File provided by the Custodian on or before the first anniversary of the Closing Date pursuant to Section 6.15(c).

     "FULL PREPAYMENT": With respect to any Home Loan, when any one of the following occurs: (i) payment is made by the Obligor to the Servicer of 100% of the outstanding principal balance of such Home Loan, together with all accrued and unpaid interest thereon at the Mortgage Interest Rate on such Home Loan,
(ii) payment is made to the Indenture Trustee of the Purchase Price of such Home Loan in connection with the purchase of such Home Loan by the holders of a majority of the percentage interests of the Certificates, the Seller or the
Note Insurer or (iii) payment is made to the Servicer of all Insurance Proceeds and Liquidation Proceeds, and other payments, if any, that have been determined by the Servicer in accordance with the provisions of the Servicing Agreement to be finally recoverable, in the Servicer's reasonable judgment, in respect of such Home Loan.

     "GRANT": To assign, transfer, mortgage, pledge, create and grant a security interest in, deposit, set-over and confirm. A Grant of a Home Loan and related Home Loan Files, a Permitted Investment, the Servicing Agreement, the Home Loan Sale Agreement, the Trust Agreement, an Insurance Policy or any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments thereunder, insurance proceeds, Purchase Prices and all other moneys payable thereunder and all proceeds thereof, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "HOME LOAN": Each of the loans Granted to the Indenture Trustee under this Indenture as security for the Notes and that from time to time comprise part of the Trust Estate, including any property that secures a Mortgage that becomes REO Property. The Home Loans are listed on the Home Loan Schedule annexed hereto as Schedule I.

     "HOME LOAN FILE": As defined in the Home Loan Sale Agreement.

     "HOME LOAN SALE AGREEMENT": The Home Loan Sale Agreement, dated as of April 30, 1999, between the Seller, the Transferor and the Depositor pursuant to which the Home Loans will be acquired from the Seller by the Transferor and from the Transferor by the Depositor, a copy of which agreement is attached hereto as Exhibit B.

     "HOME LOAN SCHEDULE": As of any date, the schedule of Home Loans included in the Trust Estate. Schedule I hereto identifies the Home Loans being Granted to the Indenture Trustee on the Closing Date. The Home Loan Schedule shall be amended by the Seller as appropriate from time to time to reflect the deletion of Home Loans in accordance with the terms of the Basic Documents. The Home Loan Schedule shall identify each Home Loan by the Servicer's loan number and address (including the state) of the related Mortgaged Property and shall set forth as to each Home Loan the original Combined Loan-to-Value Ratio, the lien priority of the related Mortgage, the Principal Balance as of the Cut-off Date, the Mortgage Interest Rate, the Monthly Payment amount and the stated maturity date of the related Mortgage Note. The Issuer shall cause the initial Home Loan Schedule to be delivered by the Seller to the Indenture Trustee in both physical and computer-readable form.

     "HIGHEST LAWFUL RATE": As defined in Section 12.18.

     "INDENTURE": This instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this instrument to designated "Articles", "Sections", "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed. The words "herein", "hereof", "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

     "INDENTURE TRUSTEE": Norwest Bank Minnesota, National Association, a national banking association, and any Person resulting from or surviving any consolidation or merger to which it may be a party until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Indenture Trustee" shall mean such successor Person.

     "INDENTURE TRUSTEE FEE": With respect to any Payment Date, one-twelfth of 0.01% of the Note Balance as of the applicable Determination Date.

     "INDEPENDENT": When used with respect to any specified Person means such a Person who (i) is in fact independent of the Issuer and any other obligor upon the Notes, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or in an Affiliate of the Issuer or such other obligor, and (iii) is not connected with the Issuer or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Indenture Trustee, such Person shall be appointed by an Issuer Order and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

     "INDIVIDUAL NOTE": A Note of an original principal amount of $1,000 (provided, however, one Note may be less than that amount); a Note of an original principal amount in excess of $1,000 shall be deemed to be a number of Individual Notes equal to the quotient obtained by dividing such original principal amount by $1,000.

     "INITIAL  CERTIFICATION":   The  certification  to  be  provided  by  the
Custodian on the Closing Date pursuant to Section 6.15(a).

     "INDEMNIFICATION AGREEMENT": As defined in the Insurance Agreement.

     "INSURANCE AGREEMENT": The Insurance Agreement, dated as of April 30, 1999, among the Note Insurer, the Issuer, the Servicer, the Seller, the Depositor, Greenwich Capital Financial Products, Inc., the Indenture Trustee and the Master Servicer.

     "INSURANCE POLICIES": All insurance policies insuring any Home Loan or Mortgaged Property, to the extent the Issuer or the Indenture Trustee has any interest therein.

     "INSURANCE PROCEEDS": As defined in the Servicing Agreement.

     "INSURED PAYMENTS": As to any Payment Date, the amount required to be paid by the Note Insurer under the MBIA Insurance Policy pursuant to a Notice of Claim presented by the Indenture Trustee (in the manner described in Section 8.03). The Insured Payment is (i) for any Payment Date, the Deficiency Amount and (ii) any Preference Amount due and then owing under the MBIA Insurance Policy.

     "INTEREST PERIOD": With respect to any Payment Date, the period beginning on the first day of the calendar month preceding such Payment Date and ending on the last day of such calendar month. All calculations of interest on the Notes will be computed on the basis of a year of 360 days consisting of twelve 30-day months.

     "INTERIM CERTIFICATION": A certification as to the completeness of each Home Loan File provided by the Custodian no later than 45 days following the Closing Date pursuant to Section 6.15(b).

     "ISSUER": City Capital Home Loan Trust 1999-1, a Delaware business trust.

     "ISSUER ORDER" AND "ISSUER REQUEST": A written order or request of the Issuer signed on behalf of the Issuer by an Authorized Officer of the Owner Trustee and delivered to the Indenture Trustee or the Authenticating Agent, as applicable.

     "LIQUIDATED HOME LOAN": As defined in the Servicing Agreement.

     "LIQUIDATION PROCEEDS": As defined in the Servicing Agreement.

     "MASTER  SERVICER":  Norwest Bank  Minnesota,  National  Association,  as
Master Servicer under the Servicing Agreement, and any successor Master Servicer appointed pursuant to the Servicing Agreement.

     "MASTER SERVICING FEE": As defined in the Servicing Agreement.

     "MATURITY": With respect to any Note, the date on which the entire unpaid principal amount of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity Date or by declaration of acceleration, call for redemption or otherwise.

     "MBIA INSURANCE POLICY": The financial guaranty insurance policy (No. 29265), dated May 19, 1999, issued by the Note Insurer to the Indenture Trustee for the benefit of the Noteholders, pursuant to which the Note Insurer guarantees payment of Insured Payments. A specimen of the MBIA Insurance Policy is attached hereto as Exhibit F.

     "MBIA PAYMENT DEFAULT": Failure and continued failure by the Note Insurer to make an Insured Payment required under the MBIA Insurance Policy in accordance with its terms.

     "MONTHLY PAYMENT": With respect to any Mortgage Note, the amount of each monthly payment payable under such Mortgage Note by the Obligor in accordance with its terms, including one month's accrued interest on the related Principal Balance at the then applicable Mortgage Interest Rate, but net of any portion of such monthly payment that represents late payment charges, prepayment or extension fees or collections allocable to payments to be made by Obligors for payment of insurance premiums or similar items.

     "MONTHLY PRINCIPAL": For any Payment Date, an amount equal to (a) the aggregate of (i) all scheduled payments of principal received with respect to the Home Loans and due during the related Collection Period and all other amounts collected, received or otherwise recovered in respect of principal on the Home Loans (including Principal Prepayments, but not including Payments Ahead that are not allocable to principal for the related Collection Period) during or in respect of the related Collection Period, and (ii) the aggregate of the amounts allocable to principal deposited in the Note Account on the related Deposit Date by the holders of a majority of the percentage interests of the Certificates, the Seller, or the Note Insurer in connection with a repurchase, purchase, release or removal of any Home Loans pursuant to this Indenture or any other Basic Document, reduced by (b) the amount of any Overcollateralization Surplus with respect to such Payment Date.

     "MOODY'S":   Moody's  Investors  Service,  Inc.  and  its  successors  in interest.

     "MORTGAGE": The mortgage, deed of trust or other instrument creating a lien on an estate in fee simple in real property securing a Home Loan.

     "MORTGAGE INTEREST RATE": With respect to each Home Loan, the fixed rate per annum set forth in the related Mortgage Note at which interest accrues on such Home Loan, after giving effect to any modification of a Home Loan for any period in connection with a bankruptcy or similar proceeding involving the related Obligor or a modification, waiver or amendment of such Home Loan granted or agreed to by the Servicer in accordance with the Servicing Agreement.

     "MORTGAGE NOTE": The note or other instrument evidencing the indebtedness of an Obligor under the related Home Loan.

     "MORTGAGED PROPERTY": The underlying property securing a Mortgage Note.

     "NET LIQUIDATION PROCEEDS": As defined in the Servicing Agreement.

     "NOTES": Has the same meaning as "Class A Notes."

     "NOTE ACCOUNT": The segregated account, which shall be an Eligible Account, established and maintained pursuant to Section 8.02 and entitled "Norwest Bank Minnesota, National Association, as Indenture Trustee for City Capital Home Loan Trust 1999-1 Asset-Backed Notes Series 1999-1, Note Account" on behalf of the Noteholders and the Note Insurer.

     "NOTE ADMINISTRATOR": Norwest Bank Minnesota, National Association, as Note Administrator hereunder, and any successor Note Administrator appointed hereunder.

     "NOTE BALANCE": As of any date of determination, the original principal amount of the Notes, reduced by all prior payments (including Insured Payments), if any, made with respect to the principal of the Notes.

     "NOTE INSURER": MBIA Insurance Corporation and any successor thereto.

     "NOTE INSURER COMMITMENT LETTER": The Commitment Letter dated May 18, 1999, from the Note Insurer to the Seller regarding the issuance of a financial guaranty insurance policy.

     "NOTE INSURER DEFAULT": The existence and continuance of any of the following:

     (a) an MBIA Payment Default;

     (b) the entry by a court having jurisdiction in the premises of (i) a final and nonappealable decree or order for relief in respect of the Note Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, rehabilitation, reorganization or other similar law of (ii) a final and nonappealable decree or order adjudging the Note Insurer bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, rehabilitation, arrangement, adjustment or composition of or in respect of the Note Insurer under any applicable United States federal or state law, or appointing a custodian, receiver, liquidator, rehabilitator, assignee, trustee, sequestrator or other similar official of the
Note Insurer or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

     (c) the commencement by the Note Insurer of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent of the Note Insurer to the entry of a decree or order for relief in respect of the Note Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency case or proceeding against the Note Insurer, or the filing by the Note Insurer of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state law, or the consent by the Note Insurer to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Note Insurer or of any substantial part of its property, or the failure by the Note Insurer to pay debts generally as they become due, or the admission by the Note Insurer in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Note Insurer in furtherance of any such action.

     Notwithstanding anything to the contrary contained herein, upon the existence and continuance of a Note Insurer Default, the consent by the Note Insurer shall not be required to any action or inaction hereunder and the Note Insurer shall not have any rights with respect thereto, except that the Note Insurer shall be entitled to an Opinion of Counsel to the effect that such amendment does not materially and adversely impair the Note Insurer's interests if an amendment is requested while a Note Insurer Default is continuing.

     "NOTE INSURER PREMIUM": On the Closing Date, the premium due to the Note Insurer in paragraph 1(a)(i) of the Note Insurer Commitment Letter and thereafter the premium due to the Note Insurer on each Payment Date, which amount shall be equal to the Note Insurer Premium Rate and the Note Balance immediately prior to such Payment Date.

     "NOTE INSURER PREMIUM RATE": On the Closing Date, the Premium Percentage specified in paragraph 1(a)(i) of the Note Insurer Commitment Letter and beginning on June [25], 1999 and on each Payment Date thereafter, the Premium Percentage specified in paragraph 1(b) thereof.

     "NOTE INTEREST": As to any Payment Date, the amount of interest payable to Holders of the Notes on such Payment Date, which amount shall be equal to interest for the applicable Interest Period at the Note Interest Rate on the Note Balance as of the preceding Payment Date (after giving effect to the payment, if any, in reduction of principal made on the Notes on such preceding Payment Date).

     "NOTE INTEREST RATE": 6.85% per annum; provided that, if the Notes are not redeemed on the Clean-Up Call Date, then with respect to each Payment Date thereafter, the Note Interest Rate shall be 7.35% per annum.

     "NOTE REGISTER": As defined in Section 2.06.

     "NOTE REGISTRAR": As defined in Section 2.06.

     "NOTEHOLDER" OR "HOLDER": The Person in whose name a Note is registered in the Note Register, except that, solely for the purpose of taking any action under Section 5.02 or giving of any consent pursuant to this Indenture, any Note registered in the name of the Issuer, the Seller, the Servicer or the Depositor or any Persons actually known by a Responsible Officer of the Indenture Trustee to be an Affiliate of the Issuer, the Seller, the Servicer or the Depositor shall be deemed not to be Outstanding and the percentage of the Note Balance evidenced thereby shall not be taken into account in determining whether Holders of the requisite percentage of the Note Balance necessary to take any such action or effect any such consent have acted or consented unless the Issuer, the Seller, the Servicer, the Depositor or any such Person is an owner of record of all of the Notes.

     "NOTICE OF CLAIM": The notice required to be furnished by the Indenture Trustee to the Note Insurer in the event an Insured Payment is required to be paid under the MBIA Insurance Policy with respect to any Payment Date, in the form set forth as Exhibit A to the MBIA Insurance Policy.

     "OBLIGOR": The obligor under a Mortgage Note.

     "OFFICERS' CERTIFICATE": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, Chief Operating Officer or a Vice President of the Seller, the Depositor, the Servicer or, in the case of the Issuer, an authorized signatory of the Owner Trustee, as the case may be, and delivered to the Indenture Trustee, Note Insurer or each Rating Agency, as the case may be.

     "OPINION OF COUNSEL": A written opinion of counsel including in-house counsel reasonably acceptable to the Indenture Trustee and, in the case of opinions delivered to the Note Insurer, reasonably acceptable to it. Any expense related to obtaining an Opinion of Counsel for an action requested by a party shall be borne by the party required to obtain such opinion or seeking to effect the action that requires the delivery of such Opinion of Counsel, except in such instances where such opinion is at the request of the Indenture Trustee, in which case such expense shall be an expense of the Seller.

     "ORIGINAL NOTE BALANCE": The principal balance of the Notes at the issue date thereof equal to $238,236,000.00.

     "OUTSTANDING": As of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

     (a) Definitive Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

     (b) Notes or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Notes; provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made;

     (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser (as defined by the Uniform Commercial Code of the applicable jurisdiction); and

     (d) Notes alleged to have been destroyed, lost or stolen that have been paid as provided for in Section 2.07; and;

     (e) Notes for which the related Stated Maturity Date has occurred;

provided, however, that in determining whether the Holders of the requisite percentage of the Note Balance of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, any other obligor upon the Notes or any Affiliate of the Issuer, the Seller, the Servicer or the Depositor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes or any Affiliate of the Issuer, the Seller, the Servicer or the Depositor or such other obligor; provided, further, however, that Notes that have been paid with the proceeds of the MBIA Insurance Policy shall be deemed to be Outstanding for the purposes of this Indenture, such payment to be evidenced by written notice from the Note Insurer to the Indenture Trustee, and the Note Insurer shall be deemed to the Holder thereof to the extent of any payments thereon made by the Note Insurer.

     "OVERCOLLATERALIZATION AMOUNT": As to any Payment Date, the amount, if any, by which (x) the Aggregate Principal Balance of the Home Loans for such Payment Date exceeds (y) the Note Balance for such Payment Date, after taking into account the Monthly Principal (disregarding any permitted reduction thereof in Monthly Principal due to an Overcollateralization Surplus made on such Payment Date) to be applied in reduction of the Note Balance on such Payment Date. If the Aggregate Principal Balance of the Home Loans is less than the Note Balance for such Payment Date, determined as provided above, the Overcollateralization Amount for such Payment Date shall be zero.

     "OVERCOLLATERALIZATION DEFICIT": As to any Payment Date, the amount, if any, by which the Note Balance on such Payment Date (after taking into account any payments to be paid on such Payment Date in reduction of the Note Balance) exceeds the Aggregate Principal Balance of the Home Loans for such Payment Date. If the Aggregate Principal Balance of the Home Loans as determined pursuant to the preceding sentence is greater than the Note Balance for such Payment Date determined as provided above, the Overcollateralization Deficit for such Payment Date shall be zero.

     "OVERCOLLATERALIZATION SURPLUS": As to any Payment Date, the amount, if any, by which (x) the Overcollateralization Amount on such Payment Date exceeds
(y) the Required Overcollateralization Amount on such Payment Date.

     "OWNER TRUSTEE": Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity, but solely as owner trustee under the Trust Agreement, and any successor owner trustee thereunder.

     "PAYING AGENT": The Indenture Trustee or any other depository institution or trust company that is authorized by the Issuer pursuant to Section 3.03 to pay the principal of, or interest on, any Notes on behalf of the Issuer, which agent, if not the Indenture Trustee, shall have signed an instrument agreeing to be bound by the terms of this Indenture applicable to the Paying Agent.

     "PAYMENT AHEAD": As defined in the Servicing Agreement.

     "PAYMENT DATE": The 25th day of each month or, if any such day is not a Business Day, the Business Day immediately following such 25th day, beginning in June 1999.

     "PAYMENT DATE STATEMENT": The statement prepared pursuant to Section 2.08(e) with respect to collections on or in respect of the Home Loans and other assets of the Trust Estate and payments on or in respect of the Notes, based upon the information contained in the Servicer Remittance Report prepared pursuant to the Servicing Agreement and setting forth the following information with respect to each Payment Date (to the extent the Servicer has made such information (other than the information described in clause (a) (ii), (b), (c), (d) and (e) below) available to the Note Administrator):

     (a) the amount of such payment to Noteholders allocable to (i) Monthly Principal (separately setting forth Principal Prepayments) and (ii) any Excess Cash Payment;

     (b) the amount of such payment to Noteholders allocable to Note Interest;

     (c) the Note Balance after giving effect to the payment of Monthly Principal and any Excess Cash Payment applied to reduce the Note Balance on such Payment Date;

     (d) the amount of any Insured Payments for such Payment Date;

     (e) the Overcollateralization Amount, the then applicable Required Overcollateralization Amount, the Overcollateralization Surplus, if any, and the Overcollateralization Deficit, if any, with respect to such Payment Date;

     (f) the Aggregate Principal Balance of the Home Loans as of the end of the related Collection Period;

     (g) the amount of Servicing Advances made with respect to such Payment Date and the amount of unreimbursed Servicing Advances, if any;

     (h) the number and aggregate of the Principal Balances of Home Loans (including the Principal Balances of all Home Loans in foreclosure) contractually delinquent (i) one month, (ii) two months and (iii) three or more months, as of the end of the related Collection Period;

     (i) the number and aggregate of the Principal Balances of the Home Loans in foreclosure or subject to other similar proceedings, and the number and aggregate of the Principal Balance of Home Loans, the Obligor of which is known by the Servicer to be in bankruptcy as of the end of the related Collection Period and the book value of any real estate acquired through foreclosure, grant of a deed in lieu of foreclosure or other similar proceedings during the related Collection Period;

     (j) the aggregate of the Principal Balances of the Home Loans repurchased by the Seller or purchased by the Servicer, separately setting forth the aggregate of the Principal Balances of Home Loans delinquent for three consecutive monthly installments purchased by the Servicer at its option pursuant to the Servicing Agreement;

     (k) the aggregate amount of the Servicing Fee paid to or retained by the Servicer, the aggregate amount of the Master Servicing Fee paid to the Master Servicer, and the Administrative Fee Amount, in each case for the related Collection Period;

     (l) the aggregate Principal Balance of the three largest outstanding Home Loans subject to this Indenture as of the related Determination Date;

     (m) the aggregate amount of Realized Losses incurred during the related Collection Period and the Cumulative Realized Losses since the Cut-off Date;

     (n) the Rolling Delinquency Percentage, the Rolling Loss Percentage, the Cumulative Loss Percentage, the Delinquency Loss Factor and Total Expected Losses (each as defined in the Servicing Agreement) relating to such Payment Date;

     (o) the Rolling Three-Month Average Annualized Losses, the Delinquency Percentage and the Total Expected Losses (as defined herein) relating to such Payment Date; and

     (p) the percentage of Home Loans (as measured by the Aggregate Principal Balance of such Home Loans) of the Initial Pool Balance that have been modified by the Servicer during the related Collection Period and the percentage of Home Loans (as measured by the Aggregate Principal Balance of such Home Loans) of the Initial Pool Balance that have been modified by the Servicer since the Cut-off Date.

In the case of information furnished pursuant to subclauses (a) and (b) above, the amounts shall be expressed as a dollar amount per Individual Note.

     "PERCENTAGE INTEREST": With respect to a Note, the undivided percentage interest (carried to eight places rounded down) obtained by dividing the original principal balance of such Note by the Original Note Balance and multiplying the result by 100.

     "PERMITTED INVESTMENTS": One or more of the following obligations, instruments and securities:

     (a) direct general obligations of, or obligations fully guaranteed by, the United States of America, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Corporation, the Federal Home Loan Banks or any agency or instrumentality of the United States of America rated Aa3 or higher by Moody's, the obligations of which are backed by the full faith and credit of the United States of America;

     (b) (i) demand and time deposits in, certificates of deposit of, banker's acceptances issued by, or federal funds sold by any depository institution or trust company (including the Indenture Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of Standard & Poor's and the highest available rating category of Moody's and provided that each such investment has an original maturity of no more than 365 days and (ii) any other demand or time deposit or deposit which is fully insured by the FDIC;

     (c) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (a) above and entered into with a depository institution or trust company (acting as a principal) rated A or higher by Standard & Poor's and rated A2 or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (a) above and must (i) be valued daily at current market price plus accrued interest, (ii) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Indenture Trustee in exchange for such collateral, and (iii) be delivered to the Indenture Trustee or, if the Indenture Trustee is supplying the collateral, an agent for the Indenture Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

     (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

     (e) commercial paper having an original maturity of less than 365 days and issued by an institution having a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

     (f) a guaranteed investment contract approved by each of the Rating Agencies and the Note Insurer and issued by an insurance company or other corporation having a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

     (g) money market funds having ratings in the highest available rating category of Moody's and one of the two highest available rating categories of Standard & Poor's at the time of such investment (any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Investments set forth herein) including money market funds of the Seller or the Indenture Trustee and any such funds that are managed by the Seller or the Indenture Trustee or their respective Affiliates or for which the Seller or the Indenture Trustee or any Affiliate of either acts as advisor, as long as such money market funds satisfy the criteria of this subparagraph (g); and

     (h) any investment approved in writing by the Note Insurer and written evidence that any such investment will not result in a downgrading or withdrawal of the rating by each Rating Agency on the Notes.

The Indenture Trustee may purchase from or sell to the Seller or itself or an Affiliate of either, as principal or agent, the Permitted Investments listed above. All Permitted Investments in a trust account under the Indenture shall be made in the name of the Indenture Trustee for the benefit of the Noteholders and the Note Insurer.

     "PERSON": Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "PREDECESSOR NOTES": With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note ; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note .

     "PREFERENCE AMOUNT": As defined in the MBIA Insurance Policy.

     "PRINCIPAL BALANCE": As defined in the Servicing Agreement.

     "PRINCIPAL PREPAYMENT": As defined in the Servicing Agreement.

     "PROCEEDING": Any suit in equity, action at law or other judicial or administrative proceeding.

     "PURCHASE PRICE": With respect to any Defective Home Loan, an amount equal to (i) the sum of (A) the Principal Balance of such Defective Home Loan as of the beginning of the Collection Period next preceding the Deposit Date on which such repurchase or purchase is required to occur, (B) interest computed at the applicable Mortgage Interest Rate on such Principal Balance from the date to which interest was last paid by the Obligor to the last day of the Collection Period immediately preceding the Deposit Date on which such repurchase occurs and (C) any previously unreimbursed Servicing Advances made on or in respect of such Defective Home Loan, less (ii) any payments of principal and interest in respect of such Defective Home Loan made by or on behalf of the related Obligor during such Collection Period.

     "RATING AGENCIES": Standard & Poor's and Moody's (each, a "Rating Agency"). If either such agency or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical credit rating agency, or other comparable Person, designated by the Servicer, notice of which designation shall be given to the Indenture Trustee.

     "REALIZED LOSS": As defined in the Servicing Agreement.

     "RECORD DATE": With respect to any Payment Date, the date on which the Persons entitled to receive any payment of principal of or interest on any Notes (or notice of a payment in full of principal) due and payable on such Payment Date are determined; such date shall be the last Business Day of the month preceding the month of such Payment Date. With respect to a vote of Noteholders required or allowed hereunder, the Record Date shall be the later of (i) 30 days prior to the first solicitation of consents or (ii) the date of the most recent list of Noteholders furnished to the Indenture Trustee pursuant to Section 7.01(a) prior to such solicitation.

     "REDEMPTION DATE": The Payment Date, if any, on which the Notes are redeemed pursuant to Article X hereof which date may occur on or after the Clean-Up Call Date or the Payment Date designated by the Issuer after receipt by the Indenture Trustee of the Opinion of Counsel referred to in Section 10.01(c).

     "REDEMPTION PRICE": With respect to any Note to be redeemed in whole or in part, an amount equal to 100% of the Note Balance of the Note to be so redeemed, together with accrued and unpaid interest on such amount at the Note Interest Rate, through the end of the Interest Period immediately preceding the Redemption Date.

     "REMITTABLE FUNDS": As defined in the Servicing Agreement.

     "REO PROPERTY": As defined in the Servicing Agreement.

     "REQUIRED OVERCOLLATERALIZATION AMOUNT" means:

     (a) for any Payment Date occurring during the period commencing on the Closing Date and ending on the later of the 36th Payment Date following the Closing Date and the date upon which an amount equal to one-half of the Aggregate Principal Balance of the Home Loans as of the Cut-off Date has been received by the Noteholders in reduction of the Note Balance, 14.00% of the Aggregate Principal Balance of the Home Loans as of the Cut-off Date;

     (b) for any Payment Date occurring after the end of the period described in clause (a) above, the greater of (i) 28.00% of the Aggregate Principal Balance of the Home Loans as of the Determination Date relating to such Payment Date, and (ii) 1.00% of the Aggregate Principal Balance of the Home Loans as of the Cut-off Date;

     (c) Notwithstanding the provisions of clause (a) and clause (b) above, in the event of a claim under the MBIA Insurance Policy, the Required Overcollaterization Amount shall be determined pursuant to clause (a) above;

     (d) Notwithstanding the provisions of clause (a), clause (b) and clause
(c) above, in the event on any date of determination, (i) the Delinquency Percentage is equal to or greater than 4.00%, (ii) the Rolling Three Month Average Annualized Losses exceed 4.00% or (iii) the Total Expected Losses meet or exceed 2.00% from the Closing Date to and including the first anniversary of the Closing Date; 5.00% from the day after the first anniversary of the Closing Date to and including the second anniversary of the Closing Date; 7.50% from the day after the second anniversary of the Closing Date to and including the third anniversary of the Closing Date; 10.00% from the day after the third anniversary of the Closing Date to and including the fourth anniversary of the Closing Date; and 12.00% from the day after the fourth anniversary of the Closing Date and thereafter, then the Required Overcollaterization Amount shall be equal to 17.00% of the Aggregate Principal Balance of the Home Loans as of the Cut-off Date;

provided, however, that after the occurrence of any of the events specified in
(d)(i), (d)(ii) and (d)(iii) above, if for six consecutive Collection Periods,
(x) the Delinquency Percentage remains below 4.00%, (y) the Rolling Three Month Average Annualized Losses remain below 4.00% and (z) Total Expected Losses remain below the specified level for the related time period as specified in clause (d)(iii) above, then the Required Overcollaterization Amount may be determined pursuant to clause (a) above.

     "RESPONSIBLE OFFICER": With respect to the Indenture Trustee, the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any trust officer or assistant trust officer, the controller, any assistant controller or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "ROLLING THREE MONTH AVERAGE ANNUALIZED LOSSES": The average of the Annualized Loss Percentages for three most recent Collection Periods.

     "SALE": The meaning specified in Section 5.17.

     "SECURITIES ACT": The Securities Act of 1933, as amended.

     "SELLER": City National Bank of West Virginia, a national banking association, as Seller under the Home Loan Sale Agreement.

     "SERVICER": With respect to any Home Loan, City National Bank of West Virginia, a national banking association, as Servicer under the Servicing Agreement, and its permitted successors and assigns thereunder, including any successor servicer appointed pursuant to Section 6.02 of the Servicing Agreement.

     "SERVICER REMITTANCE REPORT": As defined in the Servicing Agreement.

     "SERVICING ADVANCE": As defined in the Servicing Agreement.

     "SERVICING AGREEMENT": The Servicing Agreement, dated as of April 30, 1999, among the Issuer, the Servicer, the Master Servicer and the Indenture Trustee, providing, among other things, for the servicing of the Home Loans, as such agreement may be amended or supplemented from time to time as permitted hereby and thereby. A copy of the Servicing Agreement as in effect as of the date hereof is attached hereto as Exhibit H.

     "SERVICING FEE": As defined in the Servicing Agreement.

     "SERVICING FEE RATE": 1.00% per annum.

     "STANDARD & POOR'S": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

     "STATED  MATURITY  DATE":  With  respect to the Class A Notes,  April 25,
2030.

     "TOTAL EXPECTED LOSSES": An amount equal to the Cumulative Realized Losses plus the Delinquency Loss Factor.

     "TRANSFEROR": City Capital Markets Corporation, a Delaware corporation.

     "TRUST AGREEMENT": The Deposit Trust Agreement, dated as of April 30, 1999, between the Depositor, the Servicer, the Trust Paying Agent and the Owner Trustee.

     "TRUST ESTATE": All money, instruments and other property subject or intended to be subject to the lien of this Indenture for the benefit of the Noteholders and the Note Insurer as of any particular time (including, without limitation, all property and interests Granted to the Indenture Trustee, including all proceeds thereof).

     "TRUST INDENTURE ACT" OR "TIA": The Trust Indenture Act of 1939 as it may be amended from time to time.

     "TRUST INSURANCE PROCEEDS": As defined in the Servicing Agreement.

     "TRUST PAYING AGENT": The entity appointed to act as paying agent pursuant to the Trust Agreement with respect to amounts on deposit from time to time in the Certificate Distribution Account and distributions thereof to Certificateholders. The initial Trust Paying Agent is the Indenture Trustee.

     "UNDERWRITER": Greenwich Capital Markets, Inc.

     "U.S. BANKRUPTCY CODE" shall mean the United States Bankruptcy Code, 11 U.S.C. Sections 101, et seq., as amended or supplemented from time to time.

     "VICE PRESIDENT": Any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                                  ARTICLE II

                                   THE NOTES

     Section 2.01. Form Generally.

     The Class A Notes shall be in substantially the form set forth on Exhibit A attached hereto. Each Note may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Notes may be listed, or as may, consistently herewith, be determined by the Authorized Officers of the Owner Trustee executing such Notes on behalf of the Issuer, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof with an appropriate reference on the face of the Note .

     The Definitive Notes may be produced in any manner determined by the Authorized Officers of the Owner Trustee executing such Notes, as evidenced by their execution thereof.

     Section 2.02. Form of Certificate of Authentication.

     The form of the Authenticating Agent's certificate of authentication is as follows:

          This is one of the Notes referred to in the within-mentioned
          Indenture.
          NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION as
          Authenticating Agent

          By:
               -------------------------------------
                   Authorized Signatory

     Section 2.03. General Provisions With Respect to Principal and Interest Payments.

     The Notes shall be designated generally as the "Asset-Backed Notes, Series 1999-1".

     The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is limited to $238,236,000.00, except for the Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.06, 2.07, or
9.06 of this Indenture. The Notes shall consist of a single class having an Original Note Balance, Note Interest Rate and Stated Maturity Date as follows:


                   Original               Note                  Stated
Designation        Note Balance           Interest Rate         Maturity Date
-----------        ------------           -------------         -------------

Class A            $238,236,000.00                   (1)        April 25, 2030

---------------------------
(1) 6.85% per annum, provided that, if the Notes are not redeemed on the Clean-Up Call Date, then with respect to each Payment Date thereafter, the Note Interest Rate shall be 7.35% per annum.

     The Notes shall be issued in the form specified in Section 2.01.

     Subject to the provisions of Section 3.01, Section 5.07, Section 5.09 and
Section 8.02(d), the principal of each Note shall be payable in installments ending no later than its Stated Maturity Date unless the unpaid principal of such Notes become due and payable at an earlier date by declaration of acceleration or call for redemption or otherwise.

     The principal and interest payable on each Note are payable in coin or currency of the United States of America as at the time of payment in legal tender for payment of public and private debts. All payments made with respect to any Note shall be applied first to the interest then due and payable on such Note and then to the principal thereof. All computations of interest accrued on the Class A Notes shall be made on the basis of a year of 360 days consisting of twelve 30-day months. Interest on the Notes shall accrue at the Note Interest Rate during each Interest Period on the Note Balance of each Outstanding Note as of the preceding Payment Date (after giving effect to the payment, if any, in reduction of principal made on the Notes on such preceding Payment Date). Interest accrued during an Interest Period shall be payable on the next following Payment Date.

     All payments of principal of and interest on any Note shall be made in the manner specified in Section 2.08. Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Notes, if the Notes have become or been declared due and payable following an Event of Default and such acceleration of maturity and its consequences have not been rescinded and annulled, then payments of principal of and interest on the Notes shall be made in accordance with Section 5.07.

     Section 2.04. Denominations.

     The Notes shall be issuable only as registered Notes in the minimum denomination of $50,000 and integral multiples of $1.00 in excess thereof, with the exception that one Note may be issued in a lesser amount.

     Section 2.05. Execution, Authentication, Delivery and Dating.

     The Notes shall be executed on behalf of the Issuer by an Authorized Officer of the Owner Trustee. The signature of such Authorized Officer of the Owner Trustee on the Notes may be manual or by facsimile.

     Notes bearing the manual or facsimile signature of an individual who was at any time an Authorized Officer of the Owner Trustee shall bind the Issuer, notwithstanding that such individual has ceased to be an Authorized Officer of the Owner Trustee prior to the authentication and delivery of such Notes or was not an Authorized Officer of the Owner Trustee at the date of such Notes.

     At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed on behalf of the Issuer to the Authenticating Agent for authentication; and the Authenticating Agent shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

     Each Note authenticated on the Closing Date shall be dated the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose hereunder shall be dated the date of their authentication.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Authenticating Agent by the manual signature of one of its authorized officers or employees, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     Section 2.06. Registration; Registration of Transfer and Exchange.

     The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee is hereby initially appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Indenture Trustee shall remain the Note Registrar throughout the term hereof. Upon any resignation of the Indenture Trustee, the Issuer shall promptly appoint a successor, with the approval of the Note Insurer, or, in the absence of such appointment, shall assume the duties of Note Registrar.

     The Indenture Trustee shall maintain an office or offices or agency or agencies where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Indenture Trustee in respect of the Notes may be served. The Indenture Trustee initially designates Norwest Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0069 as its office for such purposes. The Indenture Trustee or its agent shall give prompt written notice to the Depositor, the Note Insurer and the Noteholders of any change in the location of the Note Register or any such office or agency.

     Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Owner Trustee on behalf of the Issuer, shall execute, and the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount.

     At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations, and of a like aggregate initial principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Owner Trustee shall execute, and the Authenticating Agent shall authenticate and deliver, the Notes that the Noteholder making the exchange is entitled to receive.

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer and the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Notes.

     Section 2.07. Mutilated, Destroyed, Lost or Stolen Notes.

     If (1) any mutilated Note is surrendered to the Note Registrar or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (2) there is delivered to the Note Registrar such written indemnity as may be required by the Note Registrar to save each of the Issuer, the Note Insurer and the Note Registrar harmless (provided that no security shall be required for any indemnity from any institutional investor whose long-term debt is rated investment grade by any of the Rating Agencies), then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the relevant Uniform Commercial Code have been met, the Owner Trustee shall execute and upon its request the Note Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note or Notes of the same tenor and aggregate initial principal amount bearing a number not contemporaneously outstanding. If, after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, the Issuer and the Note Registrar shall be entitled to recover such new Note from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the written indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Note Registrar in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

     Upon the issuance of any new Note under this Section, the Issuer or the Note Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Note Registrar) connected therewith.

     Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 2.08. Payments of Principal and Interest.

     (a) Payments on Notes issued as Book-Entry Notes will be made by or on behalf of the Indenture Trustee to the Clearing Agency or its nominee. Any installment of interest or principal payable on any Definitive Notes that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such Payment Date by either (i) check mailed to such Person's address as it appears in the Note Register on such Record Date, or (ii) by wire transfer of immediately available funds to the account of a Noteholder, if such Noteholder
(A) is the registered holder of Definitive Notes having an initial principal amount of at least $1,000,000 and (B) has provided the Indenture Trustee with wiring instructions in writing by five Business Days prior to the related Record Date or has provided the Indenture Trustee with such instructions for any previous Payment Date, except for the final installment of principal payable with respect to such Note (or the Redemption Price for any Note called for redemption, if such redemption will result in payment of the then entire unpaid principal amount of such Note ), which shall be payable as provided in subsection (b) below of this Section 2.08. Any installment of interest or principal not punctually paid or duly provided for shall be payable as soon as funds are available to the Indenture Trustee for payment thereof, or if Section
5.07 applies, pursuant to Section 5.07.

     (b) All reductions in the principal amount of a Note (or one or more Predecessor Notes) effected by payments of installments of principal made on any Payment Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final installment of principal of each Note (including the Redemption Price of any Note called for optional redemption, if such optional redemption will result in payment of the entire unpaid principal amount of such Note) shall be payable only upon presentation and surrender thereof on or after the Payment Date therefor at the Indenture Trustee's presenting office located within the United States of America pursuant to Section 3.02.

     (c) Whenever the Indenture Trustee expects that the entire remaining unpaid principal amount of any Note will become due and payable on the next Payment Date other than pursuant to a redemption pursuant to Article X, it shall, no later than two days prior to such Payment Date, telecopy or hand deliver to each Person in whose name a Note to be so retired is registered at the close of business on such otherwise applicable Record Date a notice to the effect that: the Indenture Trustee expects that funds sufficient to pay such final installment will be available in the Note Account on such Payment Date; and if such funds are available, (i) such final installment will be payable on such Payment Date, but only upon presentation and surrender of such Note at the office or agency of the Note Registrar maintained for such purpose pursuant to
Section 3.02 (the address of which shall be set forth in such notice) and (ii) no interest shall accrue on such Note after such Payment Date. A copy of such form of notice shall be sent to the Note Insurer by the Indenture Trustee. Notices in connection with redemptions of Notes shall be mailed to Noteholders in accordance with Section 10.02.

     (d) Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to unpaid principal and interest that were carried by such other Note. Any checks mailed pursuant to subsection (a) of this Section 2.08 and returned undelivered shall be held in accordance with Section 3.03.

     (e) Each Payment Date Statement, prepared by the Note Administrator based on the Servicer Remittance Report delivered to the Note Administrator and the Indenture Trustee pursuant to the Servicing Agreement, shall be delivered by the Note Administrator to the Indenture Trustee no later than the related Deposit Date. The Indenture Trustee shall deliver each such Payment Date Statement to the Note Insurer, the Rating Agencies, the Owner Trustee, Greenwich Capital Markets, Inc. and each Noteholder. In addition, on each Payment Date the Note Administrator shall forward to Bloomberg L.P. and the Depositor the electromagnetic tape or disk containing certain Home Loan information required to be delivered to the Note Administrator by the Servicer pursuant to Section 3.01 of the Servicing Agreement; provided, however, that the Note Administrator shall not forward any such tape or disk that separately sets forth the Note Insurer Premium or the Note Insurer Premium Rate. Neither the Note Administrator, the Indenture Trustee nor the Paying Agent shall have any responsibility to recalculate, verify, reconcile or recompute information contained in any such tape or disk or any such Servicer Remittance Report, and in preparing each Payment Date Statement, the Note Administrator shall be entitled to rely conclusively on the accuracy of the information or data contained in the applicable Servicer Remittance Report.

     (f) Within 90 days after the end of each calendar year, the Note Administrator will be required to furnish to each person who at any time during the calendar year was a Noteholder (which the Note Administrator shall promptly prepare upon the request of the Indenture Trustee), a statement containing the information set forth in subclauses (a) and (b) in the definition of "Payment Date Statement," aggregated for such calendar year or the applicable portion thereof during which such person was a Noteholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force. The Note Registrar shall furnish to the Note Administrator, promptly following its request, with such information concerning such Noteholder as the Note Administrator may reasonably require to perform its obligations hereunder.

     Section 2.09. Persons Deemed Owners.

     Prior to due presentment for registration of transfer of any Note , the Issuer, the Indenture Trustee, any Paying Agent and any other agent of the Issuer, the Note Insurer or the Indenture Trustee may treat the Person in whose name any Note is registered as the owner of such Note (a) on the applicable Record Date for the purpose of receiving payments of the principal of and interest on such Note and (b) on any other date for all other purposes whatsoever, and neither the Issuer, the Indenture Trustee, any Paying Agent nor any other agent of the Issuer, the Note Insurer or the Indenture Trustee shall be affected by notice to the contrary.

     Section 2.10. Cancellation.

     All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Note Registrar, be delivered to the Note Registrar and shall be promptly canceled by it. The Issuer may at any time deliver to the Note Registrar for cancellation any Note previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Note Registrar. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Note Registrar shall be held by the Note Registrar in accordance with its standard retention policy, unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it.

     Section 2.11. Authentication and Delivery of Notes.

     On the Closing Date, the Notes shall be executed by an Authorized Officer of the Owner Trustee and delivered to the Authenticating Agent for authentication, and thereupon the same shall be authenticated and delivered by the Authenticating Agent, upon Issuer Request and upon receipt by the Authenticating Agent of all of the following:

     (a) An Issuer Order authorizing the execution, authentication and delivery of the Notes and specifying the Stated Maturity Date, the principal amount and the Note Interest Rate of such Notes to be authenticated and delivered.

     (b) An Issuer Order authorizing the execution and delivery of this Indenture.

     (c) One or more Opinions of Counsel addressed to the Authenticating Agent and the Note Insurer or upon which the Authenticating Agent and the Note Insurer is expressly permitted to rely, complying with the requirements of
Section 12.01, reasonably satisfactory in form and substance to the Authenticating Agent and the Note Insurer.

     In rendering the opinions set forth above, such counsel may rely upon officer's certificates of the Issuer, the Owner Trustee, the Servicer and the Indenture Trustee, without independent confirmation or verification with respect to factual matters relevant to such opinions. In rendering the opinions set forth above, such counsel need express no opinion as to (A) the existence of, or the priority of the security interest created by the Indenture against, any liens or other interests that arise by operation of law and that do not require any filing or similar action in order to take priority over a perfected security interest or (B) the priority of the security interest created by this Indenture with respect to any claim or lien in favor of the United States or any agency or instrumentality thereof (including federal tax liens and liens arising under Title IV of the Employee Retirement Income Security Act of 1974).

     The acceptability to the Note Insurer of the Opinion of Counsel delivered to the Indenture Trustee and the Note Insurer at the Closing Date shall be conclusively evidenced by the delivery on the Closing Date of the MBIA Insurance Policy.

     (d) An Officers' Certificate of the Issuer complying with the requirements of Section 12.01 and stating that:

          (i) the Issuer is not in Default under this Indenture and the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Issuer's Certificate of Trust or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes have been complied with; the Issuer is the owner of each Home Loan, free and clear of any lien, security interest or charge, has not assigned any interest or participation in any such Home Loan (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant each such Home Loan to the Indenture Trustee;

          (ii) the information set forth in the Home Loan Schedule attached as
     Schedule I to this Indenture is correct;

          (iii) the Issuer has Granted to the Indenture Trustee all of its right, title and interest in each Home Loan; and

          (iv) attached thereto is a true and correct copy of letters signed by each Rating Agency confirming that the Notes have been rated in the highest rating category of such Rating Agency.

     (e) An executed counterpart of the Servicing Agreement.

     (f) An executed counterpart of the Home Loan Sale Agreement.

     (g) An executed counterpart of the Trust Agreement.

     (h) An executed copy of the Custodial Agreement.

     Section 2.12. Book-Entry Notes.

     On the Closing Date, the Notes will be issued in the form of typewritten global Notes representing the Book-Entry Notes, to be delivered to the Indenture Trustee as custodian for The Depository Trust Company (the initial Clearing Agency) by, or on behalf of, the Issuer. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency; no Beneficial Owner thereof will receive or be entitled to receive a Definitive Note representing such Beneficial Owner's beneficial interest in such Note, except as provided in
Section 2.13 with respect to Book-Entry Termination; and registration of the Notes may not be transferred by the Note Registrar except upon Book-Entry Termination. Until the occurrence of Book-Entry Termination, the Note Registrar shall deal with the Clearing Agency as the sole Holder of the Notes for purposes of exercising the rights of Noteholders hereunder. The Indenture Trustee, the Note Registrar, the Issuer and all other Persons shall recognize the Clearing Agency as the Holder. All rights and privileges of any Beneficial Owner shall be realized or exercised solely through the facilities of the Clearing Corporation and the applicable rules and regulations of the Clearing Corporation and any other financial intermediary through which a Beneficial Owner claims its interest in any Note. Each payment of principal of and interest on a Book-Entry Note shall be paid to the Clearing Agency. Each Clearing Agency Participant shall be responsible for disbursing such payments to the Beneficial Owners of the Book-Entry Notes that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Beneficial Owners of the Book-Entry Notes that it represents. All such credits and disbursements are to be made by the Clearing Agency and the Clearing Agency Participants in accordance with their respective procedures. None of the Indenture Trustee, the Note Registrar, the Issuer, or any Paying Agent or the Note Insurer shall have any responsibility therefor. Requests and directions from, and votes of, such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners.

     Section 2.13. Termination of Book Entry System.

     (a) The book-entry system through the Clearing Agency with respect to the Book-Entry Notes may be terminated upon the happening of any of the following:

          (i) The Clearing Agency or the Seller advises the Indenture Trustee that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as nominee and depositary with respect to the Notes and the Indenture Trustee or the Seller is unable to locate a qualified successor clearing agency satisfactory to the Issuer;

          (ii) The Seller, in its sole discretion, elects to terminate the book-entry system by notice to the Clearing Agency and the Indenture Trustee; or

          (iii) After the occurrence of an Event of Default (at which time the Indenture Trustee shall use all reasonable efforts to promptly notify each Beneficial Owner through the Clearing Agency of such Event of Default), the Beneficial Owners of no less than 51% of the Note Balance of the Book-Entry Notes advise the Indenture Trustee in writing, through the related Clearing Agency Participants and the Clearing Agency, that the continuation of a book-entry system through the Clearing Agency to the exclusion of any Definitive Notes being issued to any person other than the Clearing Agency or its nominee is no longer in the best interests of the Beneficial Owners.

     (b) Upon the occurrence of any event described in subsection (a) above, the Indenture Trustee shall use all reasonable efforts to notify all Beneficial Owners, through the Clearing Agency, of the occurrence of such event and of the availability of Definitive Notes to Beneficial Owners requesting the same, in a Note Balance representing the interest of each, making such adjustments and allowances as it may find necessary or appropriate as to accrued interest and previous calls for redemption. Definitive Notes shall be issued only upon surrender to the Indenture Trustee of the global Note by the Clearing Agency, accompanied by registration instructions for the Definitive Notes. Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon issuance of the Definitive Notes, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall cease to be applicable and the provisions relating to Definitive Notes shall be applicable.

                                  ARTICLE III

                                   COVENANTS

     Section 3.01. Payment of Notes.

     The Issuer will pay or cause to be duly and punctually paid the principal of, and interest on, the Notes in accordance with the terms of the Notes and this Indenture. The Notes shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Trust Estate as provided in this Indenture and the Issuer shall not otherwise be liable for payments on the Notes. No person shall be personally liable for any amounts payable under any Notes. If any other provision of this Indenture conflicts or is deemed to conflict with the provisions of this Section 3.01, the provisions of this Section 3.01 shall control.

     Section 3.02. Maintenance of Office or Agency.

     The Issuer will cause the Note Registrar to maintain its corporate trust office at a location where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served.

     The Issuer may also from time to time at its own expense designate one or more other offices or agencies within the United States of America where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, any designation of an office or agency for payment of Notes shall be subject to Section 3.03. The Issuer will give prompt written notice to the Indenture Trustee and the Note Insurer of any such designation or rescission and of any change in the location of any such other office or agency.

     Section 3.03. Money for Note Payments to Be Held In Trust.

     All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Account pursuant to Section 8.02(c) or Section 5.07 shall be made on behalf of the Issuer by the Paying Agent, and no amounts so withdrawn from the Note Account for payments of Notes shall be paid over to the Issuer under any circumstances except as provided in this Section 3.03 or in Section 5.07 or Section 8.02. With respect to Definitive Notes, if the Issuer shall have a Paying Agent that is not also the Note Registrar, such Note Registrar shall furnish, no later than the fifth calendar day after each Record Date, a list, in such form as such Paying Agent may reasonably require, of the names and addresses of the Holders of Notes and of the number of Individual Notes held by each such Holder.

     Whenever the Issuer shall have a Paying Agent other than the Indenture Trustee, it will, on or before the Business Day next preceding each Payment Date direct the Indenture Trustee to deposit with such Paying Agent an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the Note Account), such sum to be held in trust for the benefit of the Persons entitled thereto. Any moneys deposited with a Paying Agent in excess of an amount sufficient to pay the amounts then becoming due on the Notes with respect to which such deposit was made shall, upon Issuer Order, be paid over by such Paying Agent to the Indenture Trustee for application in accordance with Article VIII.

     Subject to the prior consent of the Note Insurer, any Paying Agent other than the Indenture Trustee shall be appointed by Issuer Order and at the expense of the Issuer. The Issuer shall not appoint any Paying Agent (other than the Indenture Trustee) that is not, at the time of such appointment, a depository institution or trust company whose obligations would be Permitted Investments pursuant to clause (c) of the definition of the term Permitted Investments. The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

     (a) allocate all sums received for payment to the Holders of Notes on each Payment Date among such Holders in the proportion specified in the applicable Payment Date Statement, in each case to the extent permitted by applicable law;

     (b) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

     (c) if such Paying Agent is not the Indenture Trustee, immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of the Notes if at any time the Paying Agent ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

     (d) if such Paying Agent is not the Indenture Trustee, give the Indenture Trustee notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to any Notes for which it is acting as Paying Agent;

     (e) if such Paying Agent is not the Indenture Trustee, at any time during the continuance of any such Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent; and

     (f) comply with all requirements of the Code, and all regulations thereunder, with respect to withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on any of the Notes, the Issuer has provided the calculations pertaining thereto to the Indenture Trustee and the Paying Agent.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or any other purpose, by Issuer Order direct any Paying Agent, if other than the Indenture Trustee, to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two and one-half years after such amount has become due and payable to the Holder of such Note (or if earlier, three months before the date on which such amount would escheat to a governmental entity under applicable law) shall be discharged from such trust and paid to the Issuer; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease.

     The Indenture Trustee may adopt and employ, at the expense of the Issuer, any reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or any Agent, at the last address of record for each such Holder).

     Section 3.04. Existence of Issuer.

     The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware or under the laws of any other state or the United States of America, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Servicing Agreement, the Custodial Agreement, the Insurance Agreement and the Trust Agreement.

     Section 3.05. Protection of Trust Estate.

     (a) The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action as may be necessary or advisable to:

          (i) Grant more effectively all or any portion of the Trust Estate;

          (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

          (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (iv) enforcing the provisions of any of the Home Loans, the Servicing Agreement, the Home Loan Sale Agreement, the Custodial Agreement, the Insurance Agreement or the Trust Agreement; or

          (v) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, and of the Noteholders and the Note Insurer, in the Home Loans and the other property held as part of the Trust Estate against the claims of all Persons and parties.

     (b) The Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to this Section 3.05 (or cause or permit ownership or the pledge of any portion of the Trust Estate that consists of book-entry securities to be recorded on the books of a Person located in a different jurisdiction from the jurisdiction in which it was held, or to which it is intended to be removed, as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 2.11(c), if no Opinion of Counsel has yet been delivered pursuant to this Section 3.05) or cause or permit ownership or the pledge of any portion of the Trust Estate that consists of book-entry securities to be recorded on the books of a Person located in a different jurisdiction from the jurisdiction in which such ownership or pledge was recorded at such time unless the Indenture Trustee shall have first received an Opinion of Counsel addressed to the Indenture Trustee and the Note Insurer to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

     Section 3.06. Opinions as to Trust Estate.

     On or before April 30th in each calendar year, beginning with the first calendar year commencing after the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Note Insurer an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee and the Note Insurer either stating that, in the opinion of such counsel, such action has been taken as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe all such action, if any, that will, in the opinion of such counsel, be required to be taken to maintain the lien and security interest of this Indenture with respect to the Trust Estate until May 1st in the following calendar year.

     Section 3.07. Performance of Obligations; Servicing Agreement.

     (a) The Issuer shall punctually perform and observe all of its obligations under this Indenture and the Servicing Agreement.

     (b) The Issuer shall not take any action and will use its Best Efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any of the Home Loan Files or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents or instruments contained in the Home Loan Files, except as expressly permitted in this Indenture, the Servicing Agreement or such document included in the Home Loan File or other instrument or unless such action will not adversely affect the interests of the Holders of the Notes.

     (c) If the Issuer shall have knowledge of the occurrence of a default under the Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee, the Note Insurer and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default.

     (d) Upon any termination of the Servicer's rights and powers pursuant to the Servicing Agreement, the Indenture Trustee shall promptly notify the Rating Agencies and each Noteholder. As soon as any successor Servicer is appointed, the Indenture Trustee shall notify the Rating Agencies and each Noteholder, specifying in such notice the name and address of such successor Servicer.

     Section 3.08. Investment Company Act.

     The Issuer shall at all times conduct its operations so as not to be subject to, or shall comply with, the requirements of the Investment Company Act of 1940, as amended (or any successor statute), and the rules and regulations thereunder.

     Section 3.09. Negative Covenants.

     The Issuer shall not:

     (a) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture or the Servicing Agreement;

     (b) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

     (c) engage in any business or activity other than as permitted by the Trust Agreement or other than in connection with, or relating to, the issuance of the Notes pursuant to this Indenture or amend the Trust Agreement, as in effect on the Closing Date, other than in accordance with Section 9.06;

     (d) incur, issue, assume or otherwise become liable for any indebtedness other than the Notes;

     (e) incur, assume, guaranty or agree to indemnify any Person with respect to any indebtedness of any Person, except for such indebtedness as may be incurred by the Issuer in connection with the issuance of the Notes pursuant to this Indenture;

     (f) dissolve or liquidate in whole or in part (until the Notes are paid in full); or

     (g) (A) permit the validity or effectiveness of this Indenture or any Grant to be impaired, or permit the lien of this Indenture to be impaired, amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (B) permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture or any encumbrance permitted hereunder) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof, or (C) permit the lien of this Indenture not to constitute a valid perfected first priority security interest in the Trust Estate; or take any other action that should reasonably be expected to, or fail to take any action if such failure should reasonably be expected to, cause the Issuer to be taxable as an association pursuant to
Section 7701 of the Code or a taxable mortgage pool pursuant to Section 7701(i) of the Code.

     Section 3.10. Annual Statement as to Compliance.

     On or before July 31, 2000, and each July 31st thereafter, the Issuer shall deliver to the Indenture Trustee and the Note Insurer a written statement, signed by an Authorized Officer of the Owner Trustee, stating that:

     (a) a review of the fulfillment by the Issuer during such year of its obligations under this Indenture has been made under such Authorized Officer's supervision; and

     (b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a Default in the fulfillment of any such covenant or condition, specifying each such Default known to such Authorized Officer and the nature and status thereof.

     Promptly following its receipt of such statement, the Indenture Trustee shall forward a copy thereof to each Noteholder.

     Section 3.11. Restricted Payments.

     The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Indenture Trustee, the Master Servicer, the Owner Trustee, the Note Insurer and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, the Servicing Agreement or the Trust Agreement and the Issuer will not, directly or indirectly, make or cause to be made payments to or distributions from the Note Account except in accordance with this Indenture.

     Section 3.12. Treatment of Notes as Debt for Tax Purposes.

     The Issuer shall treat the Notes as indebtedness for all federal and state tax purposes.

     Section 3.13. Notice of Events of Default.

     The Issuer shall give the Indenture Trustee, the Note Insurer and the Rating Agencies prompt written notice of each Event of Default hereunder, each default on the part of the Servicer of its obligations under the Servicing Agreement and each default on the part of the Seller of its obligations under the Home Loan Sale Agreement.

     Section 3.14. Further Instruments and Acts.

     Upon request of the Indenture Trustee or the Note Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     Section 3.15. Covenants of the Indenture Trustee.

     (a) The Indenture Trustee shall perform, on behalf of the Trust acting through the Owner Trustee, the duties of the Issuer hereunder specified below, and shall consult with the Owner Trustee regarding such duties:

          (i) the determination of the form of the Notes under Section 2.01;

          (ii) directing the Owner Trustee to execute the Notes for the Issuer and to return them to the Indenture Trustee for authentication and delivery under Section 2.05;

          (iii) direction of the Owner Trustee to execute and deliver Notes for registration of transfer and exchange under Section 2.06;

          (iv) direction of the Owner Trustee as to actions to be taken with respect to Notes alleged to have been lost, stolen, destroyed or mutilated under Section 2.07;

          (v) maintenance of Note Registrar's Office and designation of any offices where Notes may be presented or surrendered under Section 3.02;

          (vi) if an additional Paying Agent is to be appointed, the solicitation and review of bids, examination of the qualifications of bidders, and submission to the Owner Trustee of a list of candidates from which such appointment may be made by the Owner Trustee; preparation and submission to each such Paying Agent for execution of an agreement to the effect that such Paying Agent holds funds in trust; the direction of a Paying Agent to remit all funds it is holding to the Indenture Trustee; the direction of the Indenture Trustee to deposit moneys with such Paying Agent; and notifications to Holders of Notes of availability of their last payments, all under Section 3.03;

          (vii) direction of Owner Trustee in connection with anything required of the Issuer relating to the appointment of any co-Trustee under Section 6.13;

          (viii) if an Authenticating Agent is to be appointed, the solicitation and review of bids, examination of the qualifications of bidders, and submission to the Owner Trustee of a list of qualified candidates from which such appointment may be made by the Owner Trustee under Section 6.14;

          (ix) furnishing to the Indenture Trustee the names and addresses of Noteholders to the extent required by Section 7.01;

          (x) direction of the Owner Trustee's execution of documents, if any, as provided by the Servicer as necessary to reconvey title to repurchased Home Loans to the Seller under Section 8.05; and

          (xi) notifying the Owner Trustee when the Note Administrator is of the opinion that a supplemental indenture may be necessary or appropriate and determining, based on advice of counsel, whether notations of amendments should be made on Note Certificates, under Sections 9.01, 9.02, and 9.07.

     (b) The Indenture Trustee hereby agrees that it will not take any action that is not related to the administration of the Trust Estate to (i) impair the validity or effectiveness of the Indenture or the Grant of the Trust Estate thereunder or release any Person from any covenant or obligation under this Indenture, except as expressly permitted thereby, (ii) creating any lien, charge, security interest, or similar encumbrance (other than the lien of this Indenture or other permitted encumbrance or as otherwise permitted under the provisions of this Indenture) on the Trust Estate, or (iii) cause the lien of the Indenture not to constitute a valid perfected first priority security interest in the Trust Estate, except as otherwise expressly permitted hereunder. The Indenture Trustee shall not take any action that, to the actual knowledge of the Indenture Trustee, would result in the Issuer becoming taxable as a corporation for federal income tax purposes.

     (c) The Indenture Trustee shall pay, from its own funds, the annual fee of the Owner Trustee as described in Section 8.1 of the Trust Agreement.

                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

     Section 4.01. Satisfaction and Discharge of Indenture.

     Whenever the following conditions shall have been satisfied:

     (a) either

          (i) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.07, and (ii) Notes for whose payment money has theretofore been deposited in trust and thereafter repaid to the Issuer, as provided in Section 3.03) have been delivered to the Note Registrar for cancellation; or

          (ii) all Notes not theretofore delivered to the Note Registrar for cancellation

               (A) have become due and payable, or

               (B) will become due and payable at the Stated Maturity Date within one year, or

               (C) are to be called for redemption within one year under irrevocable arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer or the Servicer, and the Issuer or the Servicer, in the case of clauses (B)(i), (B)(ii) or
          (B)(iii) above, has irrevocably deposited or caused to be deposited with the Indenture Trustee, in trust for such purpose, an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation, for principal and interest to the Stated Maturity Date or to the applicable Redemption Date, as the case may be, and in the case of Notes that were not paid at the Stated Maturity Date of their entire unpaid principal amount, for all overdue principal and all interest payable on such Notes to the next succeeding Payment Date therefor;

     (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer (including, without limitation, any amounts due the Note Insurer hereunder); and

     (c) the Issuer has delivered to the Indenture Trustee and the Note Insurer an Officers' Certificate and an Opinion of Counsel satisfactory in form and substance to the Indenture Trustee and the Note Insurer each stating that all conditions precedent herein providing for the satisfaction and discharge of this Indenture have been complied with;

then, upon Issuer Request, this Indenture and the lien, rights and interests created hereby and thereby shall cease to be of further effect, and the Indenture Trustee and each co-trustee and separate trustee, if any, then acting as such hereunder shall, at the expense of the Issuer (or of the Servicer in the case of a redemption by the Servicer), execute and deliver all such instruments furnished to the Indenture Trustee as may be necessary to acknowledge the satisfaction and discharge of this Indenture and shall pay, or assign or transfer and deliver, to the Issuer or upon Issuer Order all cash, securities and other property held by it as part of the Trust Estate remaining after satisfaction of the conditions set forth in clauses (1) and (2) above.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Indenture Trustee and the Paying Agent to the Issuer and the Holders of Notes under Section 3.03, the obligations of the Indenture Trustee to the Holders of Notes under Section 4.02 and the provisions of Section 2.07 with respect to lost, stolen, destroyed or mutilated Notes, registration of transfers of Notes and rights to receive payments of principal of and interest on the Notes shall survive.

     Section 4.02. Application of Trust Money.

     All money deposited with the Indenture Trustee pursuant to Sections 3.03 and 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Indenture Trustee.

                                   ARTICLE V

                             DEFAULTS AND REMEDIES

     Section 5.01. Event of Default.

     "Event of Default", wherever used herein, means, with respect to Notes issued hereunder, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1) if the Issuer, after payment of any Insured Payment in respect of such Payment Date, shall default in the payment on any Payment Date of any Deficiency Amount or fail to pay the Notes in full on or before its Stated Maturity Date (and in the case of any such default, such default or failure shall continue for a period of 5 days unremedied);

(2) if the Issuer shall breach or default in the due observance of any one or more of the covenants set forth in clauses (a) through (g) of Section 3.09;

(3) if the Issuer shall breach, or default in the due observance or performance of, any other of its covenants in this Indenture, and such Default shall continue for a period of 30 days after the earlier of (i) the date on which the Issuer obtains knowledge thereof or (ii) the date on which there shall have been given to the Issuer by the Indenture Trustee at the direction of the Note Insurer, or to the Issuer and the Indenture Trustee by the Holders of Notes representing at least 25% of the Note Balance of the Outstanding Notes, with the prior written consent of the
     Note Insurer, a written notice specifying such Default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

(4) if any representation or warranty of the Issuer made in this Indenture or any certificate or other writing delivered by the Issuer pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within 30 days after the earlier of (i) the date on which the Issuer obtains knowledge thereof or (ii) the date on which there shall have been given written notice thereof to the Issuer and the Note Insurer by the Indenture Trustee at the direction of the Note Insurer, or to the Issuer and the Indenture Trustee by the Holders of Notes representing at least 25% of the Note Balance of the Outstanding Notes, with the prior written consent of the Note Insurer, the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured; provided, however, that in the event that there exists a remedy with respect to any such breach that consists of a purchase obligation or repurchase obligation under the Basic Documents, then such purchase obligation or repurchase obligation shall be the sole remedy with respect to such breach and shall not constitute an Event of Default hereunder;

(5) the entry of a decree or order for relief by a court having jurisdiction in respect of the Issuer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(6) the commencement by the Issuer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property or the making by the Issuer of an assignment for the benefit of creditors or the failure by the Issuer generally to pay its debts as such debts become due or the taking of corporate action by the Issuer in furtherance of any of the foregoing.

     The payment by the Note Insurer of any Insured Payment in an amount sufficient to cover the related Deficiency Amount pursuant to the MBIA Insurance Policy in respect of any Payment Date shall not constitute an Event of Default with respect to the Notes.

     Section 5.02. Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default occurs and is continuing, then and in every such case, but with the consent of the Note Insurer in the absence of a Note Insurer Default, the Indenture Trustee may, and on request of the Holders of Notes representing not less than 50% of the Note Balance of the Outstanding Notes, shall, declare all the Notes to be immediately due and payable by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration such Notes, in an amount equal to the Note Balance of such Notes, together with accrued and unpaid interest thereon to the date of such acceleration, shall become immediately due and payable, all subject to the prior written consent of the Note Insurer in the absence of a
Note Insurer Default.

     At any time after such a declaration of acceleration of maturity of the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article provided the Note Insurer or the Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes, with the prior written consent of the Note Insurer, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

     (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

          (i) all payments of principal of, and interest on, all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

          (ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel; and

     (b) all Events of Default, other than the nonpayment of the principal of Notes that have become due solely by such acceleration, have been cured or waived as provided in Section 5.14. No such rescission shall affect any subsequent Default or impair any right consequent thereon.

     Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

     Subject to the provisions of Section 3.01 and the following sentence, if an Event of Default occurs and is continuing, the Indenture Trustee may, with the prior written consent of the Note Insurer, proceed to protect and enforce its rights and the rights of the Noteholders and the Note Insurer by any Proceedings the Indenture Trustee deems appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy. Any proceedings brought by the Indenture Trustee on behalf of the Noteholders and the Note Insurer or any Noteholder or the Note Insurer against the Issuer shall be limited to the preservation, enforcement and foreclosure of the liens, assignments, rights and security interests under the Indenture and no attachment, execution or other unit or process shall be sought, issued or levied upon any assets, properties or funds of the Issuer, other than the Trust Estate relative to the Notes in respect of which such Event of Default has occurred. If there is a foreclosure of any such liens, assignments, rights and security interests under this Indenture, by private power of sale or otherwise, no judgment for any deficiency upon the indebtedness represented by the Notes may be sought or obtained by the Indenture Trustee or any Noteholder against the Issuer. The Indenture Trustee shall be entitled to recover the costs and expenses expended by it pursuant to this Article V including reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

     Section 5.04. Remedies.

     If an Event of Default shall have occurred and be continuing and the Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee, at the direction of the Note Insurer (subject to Section 5.17, to the extent applicable) may, for the benefit of the Noteholders and the Note Insurer, do one or more of the following:

     (a) institute Proceedings for the collection of all amounts then payable on the Notes, or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer moneys adjudged due, subject in all cases to the provisions of Sections 3.01 and 5.03;

     (b) in accordance with Section 5.17, sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

     (c) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

     (d) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Holders of the Notes and the Note Insurer hereunder; and

     (e) refrain from selling the Trust Estate and apply all Remittable Funds pursuant to Section 5.07.

     Section 5.05. Indenture Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial Proceeding relative to the Issuer or any other obligor upon any of the Notes or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of any overdue principal or interest) shall, with the prior written consent of the Note Insurer, be entitled and empowered, by intervention in such Proceeding or otherwise to:

     (a) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and of the Noteholders and the Note Insurer allowed in such Proceeding, and (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Noteholder and the Note Insurer to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders and the Note Insurer, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

     Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder or the Note Insurer any plan of reorganization, arrangement, adjustment or composition affecting any of the Notes or the rights of any Holder thereof, or the Note Insurer, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder or the Note Insurer in any such Proceeding. Any plan of reorganization, arrangement, adjustment or composition relative to the Issuer or any other obligor upon any of the Notes or the property of the Issuer or of such obligor or their creditors and affecting the Notes or the rights of the Note Insurer under this Indenture or the Insurance Agreement must be acceptable to the Note Insurer and, as long as no Note Insurer Default exists and is continuing, the Note Insurer shall be entitled to exercise the voting rights of the Holders of the Notes regarding such plan, reorganization, arrangement, adjustment or composition.

     Section 5.06. Indenture Trustee May Enforce Claims Without Possession of Notes.

     All rights of action and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Indenture Trustee, at the direction of the Note Insurer, shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Notes and the Note Insurer in respect of which such judgment has been recovered after payment of amounts required to be paid pursuant to clause first of Section 5.07.

     Section 5.07. Application of Money Collected.

     If the Notes have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Indenture Trustee with respect to such Notes pursuant to this Article or otherwise and any other monies that may then be held or thereafter received by the Indenture Trustee as security for such Notes shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the payment of the entire amount due on account of principal of, and interest on, such Notes, upon presentation and surrender thereof:

     first, to the Indenture Trustee, any unpaid Indenture Trustee's Fees then due and any other amounts payable and due to the Indenture Trustee under this Indenture, including any costs or expenses incurred by it in connection with the enforcement of the remedies provided for in this
     Article V, but only to the extent such costs and expenses have not previously been reimbursed to the Indenture Trustee for such costs and expenses pursuant to Section 6.15 hereof;

     second, to the Servicer, any amounts required to pay the Servicer for any unpaid Servicing Fees then due and, upon the final liquidation of the related Home Loan (as determined by the Servicer pursuant to the provisions of the Servicing Agreement) or the final liquidation of the Trust Estate, to reimburse the Servicer for Servicing Advances up to $250 per Home Loan previously made by, and not previously reimbursed or retained by, the Servicer, and to the Master Servicer, any unpaid Master Servicing Fees then due;

     third, to the payment of Note Interest then due and unpaid upon the Outstanding Notes through the day preceding the date on which such payment is made, ratably, without preference or priority of any kind;

     fourth, to the payment of the Note Balance of the Outstanding Notes, up to the amount of their respective Note Balances, ratably, without preference or priority of any kind;

     fifth, to the payment to the Note Insurer, as subrogee to the rights of the Noteholders, (A) the aggregate amount necessary to reimburse the Note Insurer for any unreimbursed Insured Payments paid by the Note Insurer on prior Payment Dates, together with interest thereon at the "Late Payment Rate" specified in the Insurance Agreement from the date such Insured Payments were paid by the Note Insurer to such Payment Date, (B) the amount of any unpaid Note Insurer Premium then due, together with interest thereon at the "Late Payment Rate" specified in the Insurance Agreement from the date such amounts were due and (C) any other amounts due and owing to the Note Insurer under the Insurance Agreement;

     sixth, to the Servicer, an amount equal to any unreimbursed Servicing Advances; and

     seventh, to the payment of the remainder, if any, to the Issuer or its designee;

provided, however, that the priorities set forth in clause fifth and clause sixth above shall be reversed in the event a Note Insurer Default shall exist and be continuing.

     Section 5.08. Limitation on Suits.

     No Holder of a Note shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (a) such Holder has previously given written notice to the Indenture Trustee and the Note Insurer of a continuing Event of Default;

     (b) the Holders of Notes representing not less than 25% of the Note Balance of the Outstanding Notes shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

     (c) such Holder or Holders have offered to the Indenture Trustee indemnity in full against the costs, expenses and liabilities to be incurred in compliance with such request;

     (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding;

     (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes; and

     (f) the consent of the Note Insurer shall have been obtained; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

     In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than 50% of the Note Balance of the Outstanding Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken notwithstanding any other provision herein to the contrary.

     Section 5.09. Unconditional Rights of Noteholders to Receive Principal and Interest.

     Subject to the provisions in this Indenture (including Sections 3.01 and 5.03) limiting the right to recover amounts due on a Note to recovery from amounts in the Trust Estate, the Holder of any Note shall have the right, to the extent permitted by applicable law, which right is absolute and unconditional, to receive payment of each installment of interest on such Note on the respective Payment Date for such installments of interest, to receive payment of each installment of principal of such Note when due (or, in the case of any Note called for redemption, on the date fixed for such redemption) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     Section 5.10. Restoration of Rights and Remedies.

     If the Indenture Trustee, the Note Insurer or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee, the Note Insurer or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee, the
Note Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the
Note Insurer and the Noteholders shall continue as though no such Proceeding had been instituted.

     Section 5.11. Rights and Remedies Cumulative.

     No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Note Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.12. Delay or Omission Not Waiver.

     No delay or omission of the Indenture Trustee, the Note Insurer or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee, the Note Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Note Insurer or by the Noteholders with the prior consent of the Note Insurer, as the case may be.

     Section 5.13. Control by Noteholders.

     The Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes on the applicable Record Date shall, with the consent of the
Note Insurer, have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that:

     (a) such direction shall not be in conflict with any rule of law or with this Indenture;

     (b) any direction to the Indenture Trustee to undertake a Sale of the Trust Estate shall be by the Holders of Notes representing the percentage of the Note Balance of the Outstanding Notes specified in Section 5.17(b) (i), unless Section 5.17(b) (ii) is applicable; and

     (c) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction; provided, however, that, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or be unjustly prejudicial to the Noteholders not consenting.

     Section 5.14. Waiver of Past Defaults.

     The Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes on the applicable Record Date may on behalf of the Holders of all the Notes, and with the consent of the Note Insurer, waive any past Default hereunder and its consequences, except a Default:

     (a) in the payment of principal or any installment of interest on any Note; or

     (b) in respect of a covenant or provision hereof that under Section 9.02 cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

     Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     Section 5.15. Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by the Note Insurer, any Noteholder, or group of Noteholders with the prior consent of the
Note Insurer, holding in the aggregate Notes representing more than 10% of the Note Balance of the Outstanding Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of any Deficiency Amount on any Note on or after the related Payment Date or for the enforcement of the payment of principal of any Note on or after the Stated Maturity Date (or, in the case of any Note called for redemption, on or after the applicable Redemption Date).

     Section 5.16. Waiver of Stay or Extension Laws.

     The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, that may affect the covenants in, or the performance of, this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 5.17. Sale of Trust Estate.

     (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale.

     (b) To the extent permitted by law, the Indenture Trustee shall not in any private Sale sell or otherwise dispose of the Trust Estate, or any portion thereof, unless:

          (i) the Holders of Notes representing not less than 50% of the Note Balance of the Notes then Outstanding consent to or direct the Indenture Trustee to make such Sale; or

          (ii) the proceeds of such Sale would be not less than the entire amount that would be payable to the Holders of the Notes, in full payment thereof in accordance with Section 5.07, on the Payment Date next succeeding the date of such Sale.

     The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or disposition thereof for purposes of this Section 5.17(b). In the absence of a Note Insurer Default, no sale hereunder shall be effective without the consent of the Note Insurer.

     (c) Unless the Holders of all Outstanding Notes have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (ii) of subsection (b) of this Section 5.17 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee, acting in its capacity as Indenture Trustee on behalf of the Noteholders and the Note Insurer, shall prevent such sale and bid an amount (which shall include the Indenture Trustee's right, in its capacity as Indenture Trustee, to credit bid) at least $1.00 more than the highest other bid in order to preserve the Trust Estate on behalf of the Noteholders and the Note Insurer.

     (d) In connection with a Sale of all or any portion of the Trust Estate:

          (i) any Holder or Holders of Notes may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Notes or claims for interest thereon in lieu of cash up to the amount that shall, upon distribution of the net proceeds of such Sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

          (ii) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any public Sale thereof, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount that would be payable to the Holders of the Notes as a result of such Sale in accordance with Section 5.07 on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

          (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

          (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

          (v) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     Section 5.18. Action on Notes.

     The Indenture Trustee's right to seek and recover judgment under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Note Insurer or the Holders of Notes shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate.

     Section 5.19. Application of Section 316(a) of the Trust Indenture Act.

     Pursuant to Section 316(a) of the TIA, all provisions automatically provided for in Section 316(a) are hereby expressly excluded.


                                   ARTICLE VI

                             THE INDENTURE TRUSTEE

     Section 6.01. Duties of Indenture Trustee.

     (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) Except during the continuance of an Event of Default:

          (i) The Indenture Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

          (ii) In the absence of bad faith on its part, the Indenture Trustee may request and conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture. The Indenture Trustee shall, however, examine such certificates and opinions to determine whether they conform on their face to the requirements of this Indenture.

     (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) This paragraph does not limit the effect of subsection (b) of this Section 6.01;

          (ii) The Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

          (iii) The Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.13 or 5.17 or exercising any trust or power conferred upon the Indenture Trustee under this Indenture.

     (d) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Event of Default described in
Section 5.01(2), 5.01(5) or 5.01(6) or any Default described in Section 5.01(3) or 5.01(4) or of any event described in Section 3.05 unless a Responsible Officer assigned to and working in the Indenture Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event that is in fact such an Event of Default or Default is received by the Indenture Trustee at the Corporate Trust Office, and such notice references the Notes generally, the Issuer, the Trust Estate or this Indenture.

     (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it under the Servicing Agreement or otherwise.

     (f) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to the provisions of this Section.

     (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the Maturity of the Notes, whether such extinguishment occurs through a Sale of the Trust Estate to another Person, the acquisition of the Trust Estate by the Indenture Trustee or otherwise, the rights, powers and duties of the Indenture Trustee with respect to the Trust Estate (or the proceeds thereof) and the Noteholders and the Note Insurer and the rights of Noteholders and the Note Insurer shall continue to be governed by the terms of this Indenture.

     (h) The Indenture Trustee or any Custodian appointed pursuant to Section
8.13 shall at all times retain possession of the Home Loan Files in the State of Minnesota, except for those Home Loan Files or portions thereof released to the Servicer pursuant to this Indenture or the Servicing Agreement.

     Section 6.02. Notice of Default.

     Immediately after the occurrence of any Default known to the Indenture Trustee, the Indenture Trustee shall transmit by mail to the Note Insurer notice of each such Default and, within 10 days after the occurrence of any Default known to the Indenture Trustee, the Indenture Trustee shall transmit by mail and by telecopy to all Holders of Notes notice of each such Default, unless such Default shall have been cured or waived; provided, however, that in no event shall the Indenture Trustee provide notice, or fail to provide notice of a Default known to the Indenture Trustee in a manner contrary to the requirements of the Trust Indenture Act. For the purposes of this Section 6.02, the Indenture Trustee shall not be deemed to have knowledge of any Default unless a Responsible Officer assigned to and working in the Indenture Trustee's Corporate Trust Office has actual knowledge thereof or unless written notice of any Default is received by the Indenture Trustee, which written notice may be given by Note Insurer, and such notice references the Notes, the Trust Estate or this Agreement. Concurrently with the mailing of any such notice to the Holders of the Notes, the Indenture Trustee shall transmit by mail a copy of such notice to the Rating Agencies.

     Section 6.03. Rights of Indenture Trustee.

     (a) Except as otherwise provided in Section 6.01, the Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

     (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

     (c) With the consent of the Note Insurer, which consent shall not be unreasonably withheld, the Indenture Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers.

     Section 6.04. Not Responsible for Recitals or Issuance of Notes.

     The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Indenture Trustee and the Authenticating Agent assume no responsibility for their correctness. The Indenture Trustee makes no representations with respect to the Trust Estate or as to the validity or sufficiency of this Indenture or of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the Notes or the proceeds thereof or any money paid to the Issuer or upon Issuer Order pursuant to the provisions hereof.

         Section 6.05.  May Hold Notes.

         The Indenture Trustee, any Agent, or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Section 6.07, may otherwise deal with the Issuer or any Affiliate of the Issuer with the same rights it would have if it were not Indenture Trustee, Agent or such other agent.

         Section 6.06.  Money Held in Trust.

         Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments that are obligations of the Indenture Trustee, in its commercial capacity, and income or other gain actually received by the Indenture Trustee on investments, which are obligations of others.

         Section 6.07.  Eligibility; Disqualification.

         Irrespective of whether this Indenture is qualified under the TIA, this indenture shall always have an Indenture Trustee who satisfies the requirements of TIA Sections 310(a)(1) and 310(a)(5). The Indenture Trustee shall always have a combined capital and surplus as stated in Section 6.08. The Indenture Trustee shall be subject to TIA Section 310(h).

         Section 6.08.  Indenture Trustee's Capital and Surplus.

         The Indenture Trustee shall at all times have a combined capital and surplus of at least $100,000,000 or shall be a member of a bank holding company system, the aggregate combined capital and surplus of which is at least $100,000,000 and shall at all times be rated "BBB" or better by Standard & Poor's and "Baa2" by Moody's; provided, however, that the Indenture Trustee's separate capital and surplus shall at all times be at least the amount required by TIA Section 310(a)(2). If the Indenture Trustee publishes annual reports of condition of the type described in TIA Section 310(a)(1), its combined capital and surplus for purposes of this Section 6.08 shall be as set forth in the latest such report. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.08, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 6.09.  Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Indenture Trustee under Section 6.10.

         (b) The Indenture Trustee may resign at any time by giving written notice thereof to the Issuer, the Servicer, the Note Insurer and each Rating Agency. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         (c) The Indenture Trustee may be removed at any time with the consent of the Note Insurer, by Act of the Holders representing more than 50% of the Note Balance of the Outstanding Notes, by notice delivered to the Indenture Trustee and to the Issuer.

         (d) If at any time: (1) the Indenture Trustee shall have a conflicting interest prohibited by Section 6.07 and shall fail to resign or eliminate such conflicting interest in accordance with Section 6.07 after written request therefor by the Issuer, the Note Insurer or by any Noteholder; or (2) the Indenture Trustee shall cease to be eligible under Section 6.08 or shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; then, in any such case, (i) the Issuer by an Issuer Order, with the consent of the Note Insurer, may remove the Indenture Trustee, and the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint a successor Indenture Trustee acceptable to the Note Insurer and to vest in such successor Indenture Trustee any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Indenture; provided, however, if the Issuer and the Note Insurer do not join in such appointment within fifteen (15) days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Indenture Trustee may petition a court of competent jurisdiction to make such appointment, or (ii) subject to Section 5.15, and, in the case of a conflicting interest as described in clause (1) above, unless the Indenture Trustee's duty to resign has been stayed as provided in TIA Section 310(b), the Note Insurer or any Noteholder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, with the consent of the Note Insurer, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         (e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause, the Issuer, by an Issuer Order shall promptly appoint a successor Indenture Trustee acceptable to the Note Insurer. If within one year after such resignation, removal or incapability or the occurrence of such vacancy a successor Indenture Trustee shall be appointed by the Note Insurer or, with the consent of the Note Insurer, by Act of the Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes delivered to the Issuer and the retiring Indenture Trustee, the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee and supersede the successor Indenture Trustee appointed by the Issuer. If no successor Indenture Trustee shall have been so appointed by the Issuer, the Note Insurer or Noteholders and shall have accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, with the consent of the Note Insurer, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         (f) The Issuer shall give notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee to the Holders of Notes and the Note Insurer. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

         Section 6.10.  Acceptance of Appointment by Successor.

         Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer, the Note Insurer and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee. Notwithstanding the foregoing, on request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon request of any such successor Indenture Trustee, the Issuer shall execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

     No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article.

     Section 6.11. Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee.

     Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had authenticated such Notes.

     Section 6.12. Preferential Collection of Claims Against Issuer.

     The Indenture Trustee (and any co-trustee or separate trustee) shall be subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b), and an Indenture Trustee (and any co-trustee or separate trustee) who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

     Section 6.13. Co-Indenture Trustees and Separate Indenture Trustees.

     At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, the Indenture Trustee shall have power to appoint, and, upon the written request of the Indenture Trustee, of the Note Insurer or of the Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes with respect to which a co-trustee or separate trustee is being appointed with the consent of the Note Insurer, the Issuer shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Indenture Trustee either to act as co-trustee, jointly with the Indenture Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment. All fees and expenses of any co-trustee or separate trustee shall be payable by the Issuer.

     Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

     Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

     (a) The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised, solely by the Indenture Trustee.

     (b) The rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

     (c) The Indenture Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Indenture Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer upon the written request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

     (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee, or any other such trustee hereunder.

     (e) Any Act of Noteholders delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

     Section 6.14. Authenticating Agents.

     The Issuer shall appoint an Authenticating Agent with power to act on its behalf and subject to its direction in the authentication and delivery of the Notes designated for such authentication by the Issuer and containing provisions therein for such authentication (or with respect to which the Issuer has made other arrangements, satisfactory to the Indenture Trustee and such Authenticating Agent, for notation on the Notes of the authority of an Authenticating Agent appointed after the initial authentication and delivery of such Notes) in connection with transfers and exchanges under Section 2.06, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by that Section to authenticate and deliver Notes. For all purposes of this Indenture (other than in connection with the authentication and delivery of Notes pursuant to Sections 2.05 and 2.11 in connection with their initial issuance), the authentication and delivery of Notes by the Authenticating Agent pursuant to this Section shall be deemed to be the authentication and delivery of Notes "by the Indenture Trustee." Such Authenticating Agent shall at all times be a Person that both meets the requirements of Section 6.08 for the Indenture Trustee hereunder and has an office for presentation of Notes in the United States of America. The Indenture Trustee shall initially be the Authenticating Agent and shall be the Note Registrar as provided in Section 2.06. The office from which the Indenture Trustee shall perform its duties as Note Registrar and Authenticating Agent shall be the Corporate Trust Office. Any Authenticating Agent appointed pursuant to the terms of this Section 6.13 or pursuant to the terms of any supplemental indenture shall deliver to the Indenture Trustee as a condition precedent to the effectiveness of such appointment an instrument accepting the trusts, duties and responsibilities of Authenticating Agent and of Note Registrar or co-Note Registrar and indemnifying the Indenture Trustee for and holding the Indenture Trustee harmless against, any loss, liability or expense (including reasonable attorneys' fees) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance, administration of the trust or exercise of authority by such Authenticating Agent, Note Registrar or co-Note Registrar.

     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Issuer. The Issuer may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Issuer shall promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Indenture Trustee, and shall mail notice of such appointment to all Holders of Notes.

     The Indenture Trustee agrees, subject to Section 6.01(e), to pay to any Authenticating Agent from time to time reasonable compensation for its services and the Indenture Trustee shall be entitled to be reimbursed for such payments pursuant to Section 8 of the Home Loan Sale Agreement. The provisions of Sections 2.09, 6.04 and 6.05 shall be applicable to any Authenticating Agent.

     Section 6.15. Review of Home Loan Files.

     (a) Initial Certification. The Custodian shall, for the benefit of the Noteholders and the Note Insurer, review each Home Loan File prior to the Closing Date, and shall deliver to the Seller, the Note Insurer, the Indenture Trustee, each Noteholder and the Servicer on the Closing Date an Initial Certification in the form attached hereto as Exhibit E-1 to the effect that, except as specifically noted on a schedule of exceptions thereto, it has received for each Home Loan, the related original Mortgage Note, endorsed to the Indenture Trustee (or, as provided in the Home Loan Sale Agreement, a lost note affidavit for such Mortgage Note, in the form of Exhibit C to the Home Loan Sale Agreement, together with a certified true and correct copy of such Mortgage Note), and the related original Mortgage (or certified copy thereof if so permitted under the Home Loan Sale Agreement).

     (b) Interim Certification. The Custodian shall, for the benefit of the Noteholders and the Note Insurer, review each Home Loan File following the Closing Date to ascertain that all documents required to be included in the Home Loan File are included, and shall deliver to the Seller, the Note Insurer, the Indenture Trustee, the Depositor and the Servicer no later than 45 days following the Closing Date an Interim Certification in the form attached hereto as Exhibit E-2 to the effect that, except as specifically noted on a schedule of exceptions thereto, with respect to each Home Loan (A) all documents required to be contained in the Home Loan File are in its possession, (B) such documents have been reviewed by it and appear regular on their face and relate to such Home Loan, and (C) based on its examination and only as to the foregoing documents, the following data elements: (a) the Seller's loan number,
(b) the Mortgagor's name, (c) the address (including the state and zip code),
(d) the original Principal Balance, (e) the Monthly Payment Amount, (f) the Mortgage Interest Rate, and (g) the maturity date of the related Mortgage Note, as set forth on the Home Loan Schedule accurately reflects information set forth in the Home Loan File.

     It is understood that before making the Interim Certification, the Custodian shall examine the related Home Loan Documents to confirm that:

          (i) each Mortgage Note and Mortgage bears an original signature or signatures purporting to be that of the Person or Persons named as the maker and Obligor/trustor or, if photocopies are permitted, that such copies bear a reproduction of such signature or signatures;

          (ii) neither the Mortgage nor any related assignment of mortgage (including the Assignment of Mortgage), on the face or the reverse side(s) thereof, contains evidence of any unsatisfied claims, liens, security interests, encumbrances or restrictions on transfer;

          (iii) the principal amount of the indebtedness secured by the related Mortgage is identical to the original principal amount of the related Mortgage Note;

          (iv) the related Assignment of Mortgage is in the form required pursuant to clause (e) of the definition of "Home Loan Documents" in Exhibit B to the Home Loan Sale Agreement, and bears an original signature of the Seller and any other necessary party (or signatures purporting to be that of the Seller and any such other party) or, if photocopies are permitted, that such copies bear a reproduction of such signature or signatures;

          (v) if intervening assignments of mortgage are included in the Home Loan File, each such intervening assignment bears an original signature of the related mortgagee and/or the assignee (and any other necessary party) (or signatures purporting to be that of each such party) or, if photocopies are permitted, that such copies bear a reproduction of such signature or signatures.

     (c) Final Certification. On or before one year following the Closing Date, the Custodian shall for the benefit of the Noteholders deliver to the Seller, the Note Insurer, the Indenture Trustee, each Noteholder and the Servicer a Final Certification in the form attached hereto as Exhibit E-3 evidencing the completeness of the Home Loan File for each Home Loan, except as specifically noted on a schedule of exceptions thereto.

     (d) Certification Generally. In giving each of the Initial Certification, the Interim Certification and the Final Certification, the Custodian shall be under no duty or obligation (1) to inspect, review or examine any such documents, instruments, securities or other papers to determine that they or the signatures thereto are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face or (2) to determine whether any Home Loan File should include a flood insurance policy, any rider, addenda, surety or guaranty agreement, power of attorney, buy down agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

     (e) RECORDATION REPORT. No later than the fifth (5th) Business Day of each third month, commencing in August 1999, the Custodian shall deliver to the Servicer, the Indenture Trustee and the Note Insurer a recordation report dated as of the first day of such month, identifying those Home Loans for which it has not yet received (1) an original recorded Mortgage or a copy thereof certified to be true and correct by the public recording office in possession of such Mortgage and (2) any required intervening assignments of mortgage or a copy thereof certified to be a true and correct copy by the public recording office in possession of such assignment. Any recordation report furnished after the date which is 90 days following the occurrence of an Assignment Event also shall identify those Home Loans for which the Custodian has not yet received an original recorded Assignment of Mortgage or a copy thereof certified to be a true and correct copy by the public recording office in possession of such original Assignment of Mortgage.

     Section 6.16. Indenture Trustee Fees and Expenses.

     The Indenture Trustee shall be entitled to receive the Indenture Trustee Fee on each Payment Date as provided herein. The Indenture Trustee also shall be entitled, pursuant to the provisions of Section 8 of the Home Loan Sale Agreement, to (i) payment of or reimbursement for expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any of the provisions of this Indenture (including but not limited to the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) as provided in the Home Loan Sale Agreement, and (ii) indemnification against litigation losses, liability and expenses, including reasonable attorney's fees, incurred, arising out of or in connection with this Indenture and the Notes as provided in the Home Loan Sale Agreement and any Opinions of Counsel requested by the Indenture Trustee.

                                  ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

     Section 7.01. Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders.

     (a) The Issuer shall furnish or cause to be furnished to the Indenture Trustee (i) semi-annually, not less than 45 days nor more than 60 days after the Payment Date occurring closest to six months after the Closing Date and each Payment Date occurring at six-month intervals thereafter, all information in the possession or control of the Issuer, in such form as the Indenture Trustee may reasonably require, as to names and addresses of the Holders of Notes, and (ii) at such other times, as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

     (b) In addition to furnishing to the Indenture Trustee the Noteholder lists, if any, required under subsection (a), the Issuer shall also furnish all Noteholder lists, if any, required under Section 3.03 at the times required by
Section 3.03.

     Section 7.02. Preservation of Information; Communications to Noteholders.

     (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list, if any, furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of the Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section
7.01 upon receipt of a new list so furnished.

     (b) Noteholders may communicate with other Noteholders and the Note Insurer with respect to their rights under this Indenture or under the Notes.

     (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

     Section 7.03. Reports by Indenture Trustee.

     (a) Within 60 days after December 31 of each year (the "Reporting Date"), commencing with the year after the issuance of the Notes, (i) the Indenture Trustee shall, if required by TIA Section 313(a), mail to all Holders and to the Note Insurer a brief report dated as of such Reporting Date that complies with TIA Section 313(a); (ii) the Indenture Trustee shall, to the extent not set forth in the Payment Date Statement pursuant to Section 2.08(d), also mail to the Noteholders with respect to which the Indenture Trustee has made advances, and to the Note Insurer, any reports with respect to such advances that are required by TIA Section 313(b)(2); and (iii) the Indenture Trustee shall also mail to the Noteholders and the Note Insurer any reports required by TIA Section 313(b)(1). For purposes of the information required to be included in any such reports pursuant to TIA Sections 313(a)(2), 313(b)(1) (if applicable), or 313(b)(2), the principal amount of indenture securities outstanding on the date as of which such information is provided shall be the balance of the then Outstanding Notes covered by the report.

     (b) A copy of each report required under this Section 7.03 shall, at the time of such transmission to the Noteholders and the Note Insurer be filed by the Indenture Trustee with the Commission and with each securities exchange upon which the Notes are listed. The Issuer will notify the Indenture Trustee when the Notes are listed on any securities exchange.

     Section 7.04. Reports by Issuer.

     The Issuer (a) shall deliver to the Indenture Trustee and to the Note Insurer within 15 days after the Issuer is required to file the same with the Commission copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and (b) shall also comply with the other provisions of TIA Section 314(a).

                                  ARTICLE VIII

           ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

     Section 8.01. Collection of Moneys.

     Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall hold all such money and property received by it as part of the Trust Estate and shall apply it as provided in this Indenture.

     If the Indenture Trustee shall not have received the Remittable Funds by close of business on any related Payment Date, the Indenture Trustee shall, unless the Issuer or the Servicer shall have made provisions satisfactory to the Indenture Trustee for delivery to the Indenture Trustee of an amount equal to such Remittable Funds, deliver a notice to the Master Servicer, with a copy to the Note Insurer, the Issuer and the Servicer, of their failure to remit such Remittable Funds and that such failure, if not remedied by the close of business on the fifth day following the related Payment Date, shall constitute an Event of Default under this Indenture. Notwithstanding any other provision hereof, the Indenture Trustee shall deliver to the Issuer or the Servicer, or their respective designee or assignee, any Remittable Funds received with respect to a Home Loan after the related Payment Date to the extent that the Issuer or the Servicer, respectively, previously made payment or provision for payment with respect to such Remittable Funds in accordance with this Section 8.01, and any such Remittable Funds shall not be deemed part of the Trust Estate.

     Except as otherwise expressly provided in this Indenture and the Servicing Agreement, if, following delivery by the Indenture Trustee of the notice described above, the Issuer or the Servicer shall fail to remit the Remittable Funds on any Payment Date, the Indenture Trustee shall take such actions, if any, as are required of the Indenture Trustee under Article VI of the Servicing Agreement.

     In addition, if a Master Servicer Default occurs under the Servicing Agreement, the Indenture Trustee may, and upon the request of the Note Insurer or, with the consent of the Note Insurer (unless a Note Insurer Default then exists), the Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes shall, take such action as may be appropriate to enforce performance by the Master Servicer of its obligations under the Servicing Agreement, including the institution and prosecution of appropriate Proceedings. If at the time a Master Servicer Default occurs there also exists a Note Insurer Default, such Noteholders may take such action directly in the event that the Indenture Trustee and the Master Servicer are one and the same Person. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article V.

     Section 8.02. Note Account.

     (a) The Issuer hereby directs the Indenture Trustee to establish one or more accounts that shall collectively be the "Note Account" on or before the Closing Date. The Indenture Trustee shall promptly deposit in the Note Account
(i) all Remittable Funds received by it from the Servicer pursuant to the Servicing Agreement, (ii) any other funds from any deposits to be made by the Servicer pursuant to the Servicing Agreement, (iii) any amount required to be deposited in the Note Account pursuant to Section 8.01, (iv) all amounts received pursuant to Section 8.03, and (v) all other amounts received for deposit in the Note Account, including the payment of any Purchase Price received by the Indenture Trustee. All amounts that are deposited from time to time in the Note Account are subject to withdrawal by the Indenture Trustee for the purposes set forth in subsections (c) and (d) of this Section 8.02. All funds withdrawn from the Note Account pursuant to subsection (c) of this
Section 8.02 for the purpose of making payments to the Holders of Notes shall be applied in accordance with Section 3.03.

     (b) So long as no Default or Event of Default shall have occurred and be continuing, amounts held in the Note Account shall be invested at the direction of the Transferor in Permitted Investments, which Permitted Investments shall mature no later than the Business Day preceding the immediately following Payment Date or, if such Permitted Investments are an obligation of the Indenture Trustee or are money market funds for which the Indenture Trustee or any Affiliate is the manager or the advisor, such Permitted Investments shall mature no later than the immediately following Payment Date. All income or other gains, if any, from investment of moneys deposited in the Note Account shall be for the benefit of the Transferor and on each Payment Date, any such amounts may be released from the Note Account and paid to the Transferor. Any loss resulting from such investment of moneys deposited in the Note Account shall be reimbursed immediately as incurred to the Note Account by the Transferor. Subject to Section 6.01 and unless the Indenture Trustee is the obligor on any Permitted Investment, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in the Note Account.

     (c) On each Payment Date, the Indenture Trustee shall withdraw amounts on deposit in the Note Account and pay on a pari passu basis the Note Insurer Premium, the Indenture Trustee Fee, the Custodial Fee and the Master Servicing Fee. After payment of such amounts, unless the Notes have been declared due and payable pursuant to Section 5.02 and moneys collected by the Indenture Trustee are being applied in accordance with Section 5.07, Available Funds on deposit in the Note Account on any Payment Date or Redemption Date shall be withdrawn from the Note Account, in the amounts required, for application on such Payment Date as follows:

     first, to the payment to the Note Insurer, as subrogee to the rights of the Noteholders, the aggregate amount necessary to reimburse the Note Insurer for any unreimbursed Insured Payments paid by the Note Insurer on prior Payment Dates, together with interest thereon at the "Late Payment Rate" specified in the Insurance Agreement from the date such Insured Payments were paid by the Note Insurer to such Payment Date and the amount of any unpaid Note Insurer Premium for any prior Payment Date together with interest thereon at the "Late Payment Rate" specified in the Insurance Agreement from the date such amounts were due; provided, however, that the Note Insurer shall be paid such amounts only after the Noteholders have received the Deficiency Amount with respect to such Payment Date;

     second, to the Noteholders the Note Interest for such Payment Date;

     third, to the Noteholders, the amount of Monthly Principal for such Payment Date in reduction of the Note Balance until the Note Balance reduced to zero;

     fourth, to the Noteholders in reduction of the Note Balance, the amount, if any, equal to the lesser of (A) the Excess Cash with respect to such Payment Date, and (B) the lesser of (1) the amount necessary for the Overcollateralization Amount to equal the Required Overcollateralization Amount on such Payment Date (after giving effect to application of Monthly Principal for such Payment Date) and (2) the amount necessary to reduce the Note Balance to zero (the "Excess Cash Payment");

     fifth, to the Note Insurer, any amounts due and owing under the Insurance Agreement that are not described in clause "first" above;

     sixth, to the Servicer any unreimbursed Servicing Advances not recoverable by the Servicer on a priority basis pursuant to the Servicing Agreement (as reported in writing by the Servicer to the Indenture Trustee) and 20% of any collections in respect of any Liquidated Home Loan received subsequent to the date that such Home Loan became a Liquidated Home Loan, to the extent of any Realized Loss on such Home Loan.

     (d) On or after each Payment Date, so long as the Indenture Trustee shall have prepared a Payment Date Statement in respect of such Payment Date and (1) shall have made, or, in accordance with Section 3.03, set aside from amounts in the Note Account an amount sufficient to make, the payments required to be made as set forth in Section 8.02(c) as indicated in such Payment Date Statement, and (2) shall have set aside any amounts that have been deposited in the Note Account prior to such time that represent amounts that are to be used to make payments on the Notes on the next succeeding Payment Date, the cash balance, if any, then remaining in the Note Account shall be withdrawn from the Note Account by the Indenture Trustee and, so long as no Default or Event of Default shall have occurred and be continuing, shall be released from the lien of this Indenture and paid by the Indenture Trustee to the Certificateholders.

     (e) Any payments made by the Indenture Trustee to the Issuer pursuant to this Section 8.02 shall be remitted to the Certificate Distribution Account established and maintained pursuant to the Trust Agreement.

     Section 8.03. Claims against the MBIA Insurance Policy.

     (a) (i) The Indenture Trustee shall (A) receive as attorney-in-fact of each Noteholder any Insured Payment from the Note Insurer or on behalf of the Note Insurer and (B) disburse such Insured Payment to such Noteholders in accordance with Section 8.02(c) hereof for the benefit of the related Noteholders. Any Insured Payment received by the Indenture Trustee shall be held by the Indenture Trustee uninvested. Insured Payments disbursed by the Indenture Trustee from proceeds of the MBIA Insurance Policy shall not be considered payment by the Issuer with respect to the Notes, nor shall such payments discharge the obligation of the Issuer with respect to such Notes, and the Note Insurer shall become the owner of such unpaid amounts due from the Issuer in respect of such Insured Payments as the deemed assignee and subrogee of such Noteholders and shall be entitled to receive the reimbursement in respect thereof. The Indenture Trustee hereby agrees on behalf of each Noteholder for the benefit of the Note Insurer that it recognizes that to the extent the Note Insurer makes Insured Payments for the benefit of the Noteholders, the Note Insurer will be entitled to receive the related reimbursement in accordance with the priority of distributions referenced in Section 8.02(c) hereof.

          (ii) The Indenture Trustee shall promptly notify the Note Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Indenture Trustee has actual knowledge, constituting a Preference Amount in respect of any payment made on the Notes. Each Noteholder that pays any amount pursuant to a Preference Amount theretofore received by such Noteholder on account of a Note will be entitled to receive reimbursement for such amounts from the Note Insurer in accordance with the terms of the MBIA Insurance Policy. Each Noteholder, by its purchase of Notes, and the Indenture Trustee hereby agree that, the Note Insurer (so long as no MBIA Payment Default exists) may at any time during the continuation of any proceeding relating to a Preference Amount direct all matters relating to such Preference Amount, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Amount and (ii) the posting of any surety, supersedeas or performance Note pending any such appeal. In addition and without limitation of the foregoing, the Note Insurer shall be subrogated to the rights of the Indenture Trustee and each Noteholder in the conduct of any such Preference Amount, including, without limitation, all rights of any party to any adversary proceeding action with respect to any court order issued in connection with any such Preference Amount.

          (iii) Each Noteholder, by its purchase of Notes, and the Indenture Trustee hereby agree that, unless an MBIA Payment Default exists and is continuing, the Note Insurer shall have the right to direct all matters relating to the Notes in any Proceeding in a bankruptcy of the Issuer, including without limitation any Proceeding relating to a Preference Amount and the posting of any surety or Note pending any such appeal.

          (iv) With respect to a Preference Amount, the Indenture Trustee shall be responsible for procuring and delivering the items set forth in the MBIA Insurance Policy to the Note Insurer.

     (b) Unless a Note Insurer Default exists and is continuing, the Indenture Trustee shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer's rights or interests hereunder without limiting the rights or affecting the interests of the Noteholders as otherwise set forth herein.

     (c) The Indenture Trustee shall surrender the MBIA Insurance Policy to the
Note Insurer for cancellation upon the expiration of the term of the MBIA Insurance Policy as provided in the MBIA Insurance Policy.

     (d) With respect to any Payment Date on which an Insured Payment is required to be made, the Indenture Trustee shall deliver to the Note Insurer a Notice of Claim (in the manner specified in the MBIA Insurance Policy) by no later than noon on the third Business Day prior to such Payment Date in the manner set forth in the MBIA Insurance Policy.

     Section 8.04. General Provisions Regarding the Note Account and Home
Loans.

     (a) The Note Account shall relate solely to the Notes and to the Home Loans, Permitted Investments and other property securing the Notes. Funds and other property in the Note Account shall not be commingled with any other moneys or property of the Issuer or any Affiliate thereof. Notwithstanding the foregoing, the Indenture Trustee may hold any funds or other property received or held by it as part of the Note Account in collective accounts maintained by it in the normal course of its business and containing funds or property held by it for other Persons (which may include the Issuer or an Affiliate), provided that such accounts are under the sole control of the Indenture Trustee and the Indenture Trustee maintains adequate records indicating the ownership of all such funds or property and the portions thereof held for credit to the Note Account.

     (b) If any amounts are needed for payment from the Note Account and sufficient uninvested funds are not available therein to make such payment, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in the Note Account.

     (c) The Indenture Trustee shall, at all times while any Notes are Outstanding, maintain in its possession, or in the possession of an agent whose actions with respect to such items are under the sole control of the Indenture Trustee, all certificates or other instruments, if any, evidencing any investment of funds in the Note Account. The Indenture Trustee shall relinquish possession of such items, or direct its agent to do so, only for purposes of collecting the final payment receivable on such investment or certificate or, in connection with the sale of any investment held in the Note Account, against delivery of the amount receivable in connection with any sale.

     (d) The Indenture Trustee shall not invest any part of the Trust Estate in Permitted Investments that constitute uncertificated securities (as defined in Section 8-102 of the Uniform Commercial Code, as enacted in the relevant jurisdiction) or in any other book-entry securities unless it has received an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee setting forth, with respect to each type of security for which authority to invest is being sought, the procedures that must be followed to maintain the lien and security interest created by this Indenture with respect to the Trust Estate.

     Section 8.05. Releases of Defective Home Loans.

     Upon notice or discovery that any of the representations or warranties of the Seller set forth in Section 4 of the Home Loan Sale Agreement was materially incorrect or otherwise misleading with respect to any Home Loan as of the time made, the Indenture Trustee shall direct the Seller to either (i) within 60 days after the Seller receives actual knowledge of such incorrectness, eliminate or otherwise cure the circumstance or condition in respect of which such representation or warranty was incorrect as of the time made, or (ii) withdraw such Defective Home Loan from the lien of this Indenture following the expiration of such 60-day period by depositing to the Note Account an amount equal to the Purchase Price for such Home Loan. Notwithstanding the foregoing, the Seller shall be required pursuant to Section 7(b) of the Home Loan Sale Agreement to promptly purchase and withdraw from the lien of this Indenture, without the opportunity for cure, any Home Loan as to which the Final Certification notes as an exception the absence of a duly executed Assignment of Mortgage unless such repurchase is waived by the Note Insurer. Upon any purchase of a Defective Home Loan by the Seller in accordance with Section 7 of the Home Loan Sale Agreement, the Indenture Trustee shall deliver or cause the Custodian to deliver the Home Loan File relating to such Defective Home Loan to the Seller, and the Issuer and the Indenture Trustee shall execute such instruments of transfer furnished to them by the Servicer as are necessary to convey title to such Defective Home Loan to the Seller from the lien of this Indenture.

     Section 8.06. Reports by Indenture Trustee to Noteholders; Access to Certain Information.

     On each Payment Date, the Indenture Trustee shall deliver the Payment Date Statement to Noteholders of record as of the related Record Date (including the Clearing Agency, if any).

     The Indenture Trustee shall make available at its Corporate Trust Office, during normal business hours, for review by any Noteholder or any person identified to the Indenture Trustee as a prospective Noteholder, originals or copies of the following items: (a) the Indenture and any amendments thereto,
(b) all Payment Date Statements delivered to the Issuer since the Closing Date,
(c) any Officers' Certificates delivered to the Indenture Trustee since the Closing Date as described in the Indenture and (d) any Accountants' reports delivered to the Indenture Trustee since the Closing Date as required under the Servicing Agreement. Copies of any and all of the foregoing items will be available from the Indenture Trustee upon request; however, the Indenture Trustee will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies and shall not be required to provide such copies without reasonable assurances that such sum will be paid.

     Section 8.07. Trust Estate Home Loan Files.

     (a) The Custodian shall release Home Loan Files or portions thereof to the Servicer on the terms specified in the Servicing Agreement and in Section 8.09 hereof.

     (b) The Custodian shall, at such time as there are no Notes Outstanding, release all of the Trust Estate to the Issuer (other than any cash held for the payment of the Notes pursuant to Section 3.03 or 4.02).

     Section 8.08. Amendment to Servicing Agreement.

     The Indenture Trustee may, without the consent of any Holder, enter into or consent to any amendment or supplement to the Servicing Agreement for the purpose of increasing the obligations or duties of any party other than the Indenture Trustee or the Holders of the Notes. The Indenture Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment: (i) unless the Indenture Trustee receives an Opinion of Counsel that the position of the Holders would not be materially adversely affected and written confirmation from the Rating Agencies that the then-current implied ratings on the Notes (without taking into account the MBIA Insurance Policy) would not be adversely affected by such supplement or amendment or (ii) if its own rights, duties or immunities would be adversely affected. The Indenture Trustee will send a copy of each such amendment to each Noteholder by telecopy promptly after the adoption thereof.

     Section 8.09. Delivery of the Home Loan Files Pursuant to Servicing Agreement.

     As is appropriate for the servicing or foreclosure of any Home Loan, the Custodian shall deliver to the Servicer of such Mortgage the Home Loan Files for such Home Loan upon receipt by the Custodian on or prior to the date such release is to be made of:

     (a) such Officers' Certificates, if any, as are required by the Servicing Agreement; and

     (b) a "Request for Release" in the form prescribed by the Servicing Agreement, executed by the Servicer, providing that the Servicer will hold or retain the Home Loan Files in trust for the benefit of the Indenture Trustee, the Note Insurer and the Holders of Notes.

     Notwithstanding the foregoing, the Custodian shall not release any Home Loan File to the Servicer if, following such release, the Home Loan Files for more than 10% of the Home Loans then included in the Trust Estate would be released to the Servicer and not returned.

     Section 8.10. Servicer as Agent.

     In order to facilitate the servicing of the Home Loans by the Servicer of such Home Loans, the Servicer of the Home Loans has been appointed by the Issuer to retain, in accordance with the provisions of the Servicing Agreement and this Indenture, all Remittable Funds on such Home Loans prior to their deposit into the Note Account on or prior to the related Deposit Date.

     Section 8.11. Termination of Master Servicer.

     Upon the occurrence and during the continuance of a Master Servicer Default (as defined in the Servicing Agreement) specified in Section 3.05 of the Servicing Agreement, the Indenture Trustee may, with the consent of the
Note Insurer, and shall, upon the direction of the Note Insurer (or as otherwise provided in the Servicing Agreement), terminate the Master Servicer as provided in Section 3.05 of the Servicing Agreement. If the Indenture Trustee terminates the Master Servicer, the Indenture Trustee shall pursuant to
Section 3.05 of the Servicing Agreement assume the duties of the Master Servicer or appoint a successor Master Servicer acceptable to the Issuer, the
Note Insurer and the Rating Agencies and meeting the requirements set forth in the Servicing Agreement. Notwithstanding the foregoing, if upon the occurrence of a Master Servicer Default the Indenture Trustee and the Master Servicer are one and the same Person, then the Note Insurer shall appoint a successor Master Servicer that satisfies the foregoing requirements unless at such time a Note Insurer Default exists, in which event such successor Master Servicer shall be appointed by the percentage of Noteholders authorized to act upon the occurrence of an Event of Default hereunder.

     Section 8.12. Opinion of Counsel.

     The Indenture Trustee shall be entitled to receive at least five Business Days' notice of any action to be taken pursuant to Section 8.08, accompanied by copies of any instruments involved, and the Indenture Trustee shall be entitled to receive an Opinion of Counsel, in form and substance reasonably satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

     Section 8.13. Appointment of Custodians.

     The Indenture Trustee shall, with the consent of the Issuer and the Note Insurer, appoint one or more Custodians to hold all or a portion of the Home Loan Files as bailee of the Indenture Trustee on behalf of the Holders of the Notes and the Note Insurer. Each Custodian shall (i) be a financial institution supervised and regulated by the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Office of Thrift Supervision, or the FDIC; (ii) have combined capital and surplus of at least $10,000,000; (iii) be equipped with secure, fireproof storage facilities, and have adequate controls on access to assure the safety and security of the Home Loan Files;
(iv) utilize in its custodial function employees who are knowledgeable in the handling of mortgage documents and the functions of a mortgage document custodian; (v) shall not be an Affiliate of the Issuer, the Depositor, the Seller or the Servicer; and (vi) satisfy any other reasonable requirements that the Indenture Trustee may from time to time deem necessary to protect the interests of Noteholders and the Note Insurer in the Home Loan Files. Each Custodian shall be subject to the same obligations and standard of care as would be imposed on the Indenture Trustee hereunder assuming the Indenture Trustee retained the Home Loan Files directly. Norwest Bank Minnesota, National Association has been appointed as the initial Custodian under the Custodial Agreement.

     Section 8.14. Rights of the Note Insurer to Exercise Rights of
Noteholders.

     By accepting its Notes, each Noteholder agrees that unless a Note Insurer Default exists, the Note Insurer shall have the right to exercise all rights of the Noteholders under this Agreement without any further consent of the Noteholders (except those rights requiring consent of all such holders under Section 9.02 hereof) including, without limitation:

          (i) the right to require the Master Servicer to enforce the Servicer's obligations under the Servicing Agreement;

          (ii) the right to require the Seller to repurchase Defective Home Loans pursuant to Section 8.05;

          (iii) the right to direct the actions of the Indenture Trustee during the continuance of an Event of Default; and

          (iv) the right to vote on proposed amendments to this Indenture.

In addition, each Noteholder agrees that, unless a Note Insurer Default exists, the rights specifically set forth above may be exercised by the Noteholders only with the prior written consent of the Note Insurer.

         Except as otherwise provided in Section 8.03 and notwithstanding any provision in this Indenture to the contrary, so long as a Note Insurer Default has occurred and is continuing, the Note Insurer shall have no rights to exercise any voting rights of the Noteholders hereunder, nor shall the Indenture Trustee be required to obtain the consent of, or act at the direction of, the Note Insurer.

     Section 8.15. Trust Estate and Accounts Held for Benefit of the Note
Insurer.

     The Indenture Trustee shall hold the Trust Estate and the Home Loan Files for the benefit of the Noteholders and the Note Insurer and all references in this Agreement and in the Notes to the benefit of Holders of the Notes shall be deemed to include the Note Insurer (provided there does not exist a Note Insurer Default).

     All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to the Noteholders shall also be sent to the Note Insurer.

                                   ARTICLE IX

                            SUPPLEMENTAL INDENTURES

     Section 9.01. Supplemental Indentures Without Consent of Noteholders.

     With the consent of the Note Insurer and without the consent of the Holders of any Notes, the Issuer and the Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

     (a) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

     (b) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Notes, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

     (c) to evidence the succession of another Person to the Issuer to the extent permitted herein, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

     (d) to add to the covenants of the Issuer, for the benefit of the Holders of all Notes and the Note Insurer or to surrender any right or power herein conferred upon the Issuer;

     (e) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to amend any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, provided that such action shall not adversely affect in any material respect the interests of the Holders of the Notes; and provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Holders of the Notes and the Note Insurer if the Person requesting the amendment obtains an Opinion of Counsel to such effect; or

     (f) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by the TIA.

     Section 9.02. Supplemental Indentures With Consent of Noteholders.

     With the consent of the Note Insurer and with the consent of Holders of Notes representing not less than a majority of the Note Balance of all Outstanding Notes by Act of said Holders delivered to the Issuer and the Indenture Trustee, the Issuer and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

     (a) change the date of any Payment Date or the Stated Maturity Date of the Notes or reduce the principal amount thereof, the Note Interest Rate thereon or the Redemption Price with respect thereto, change the earliest date on which any Note may be redeemed at the option of the Issuer, change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest due on any Note on or after the Stated Maturity Date thereof or for the enforcement of the payment of the entire remaining unpaid principal amount of any Note on or after the Stated Maturity Date (or, in the case of redemption, on or after the applicable Redemption Date);

     (b) reduce the percentage of the Note Balance of the Outstanding Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with provisions of this Indenture or Defaults hereunder and their consequences provided for in this Indenture;

     (c) modify any of the provisions of this Section, Section 5.13 or Section 5.17(b), except to increase any percentage specified therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

     (d) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

     (e) permit the creation of any lien other than the lien of this Indenture with respect to any part of the Trust Estate (except as otherwise permitted or contemplated herein) or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture;

     (f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the Deficiency Amount for any Payment Date (including the calculation of any of the individual components of such Deficiency Amount) or to affect rights of the Holders of the Notes to the benefits of any provisions for the mandatory redemption of Notes contained herein; or

     (g) incur any indebtedness, other than the Notes, that would cause the Issuer or the Trust Estate to be treated as a "taxable mortgage pool" within the meaning of Code Section 7701(i).

     The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

     It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail such supplemental indenture and a notice setting forth in general terms the substance of such supplemental indenture to the Holders of the Notes to which such supplemental indenture relates. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     Section 9.03. Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise. The Issuer shall cause executed copies of any supplemental indentures to be delivered to the Rating Agencies.

     Section 9.04. Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes to which such supplemental indenture relates that have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

     Section 9.05. Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

     Section 9.06. Reference in Notes to Supplemental Indentures.

     Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

     Section 9.07. Amendments to Governing Documents.

     The Indenture Trustee shall, upon Issuer Request, consent to any proposed amendment to the Issuer's governing documents, or an amendment to or waiver of any provision of any other document relating to the Issuer's governing documents, such consent to be given without the necessity of obtaining the consent of the Holders of any Notes upon receipt by the Indenture Trustee of:

          (i) an Officers' Certificate, to which such proposed amendment or waiver shall be attached, stating that such attached copy is a true copy of the proposed amendment or waiver and that all conditions precedent to such consent specified in this Section 9.07 have been satisfied; and

          (ii) written confirmation from the Rating Agencies that the implementation of the proposed amendment or waiver will not adversely affect their implied ratings of the Notes (without taking into account the MBIA Insurance Policy).

     Notwithstanding the foregoing, the Indenture Trustee may decline to consent to a proposed waiver or amendment that adversely affects its own rights, duties or immunities under this Indenture or otherwise.

     Nothing in this Section 9.07 shall be construed to require that any Person obtain the consent of the Indenture Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Indenture Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

                                   ARTICLE X

                              REDEMPTION OF NOTES

     Section 10.01. Redemption.

     (a) All the Notes may be redeemed in whole, but not in part, on the Redemption Date at the Redemption Price at the option of the holders of a majority of the percentage interests of the Certificates, or at the option of the Note Insurer, if such Certificateholders shall not have exercised their option to redeem the Notes on such Redemption Date, provided, however, that funds in an amount equal to the Redemption Price, plus any amounts owed to the
Note Insurer under the Insurance Agreement, any unreimbursed Servicing Advances and any unreimbursed amounts due and owing to the Indenture Trustee hereunder, must have been deposited with the Indenture Trustee prior to the Indenture Trustee's giving notice of such redemption pursuant to Section 10.02 or the Issuer shall have complied with the requirements for satisfaction and discharge of the Notes specified in Section 4.01. Notice of the election to redeem the Notes shall be furnished to the Indenture Trustee and each Noteholder not later than thirty (30) days prior to the Payment Date selected for such redemption, whereupon all such Notes shall be due and payable on such Payment Date upon the furnishing of a notice pursuant to Section 10.02 to each Holder of such Notes and the Note Insurer.

     (b) Upon receipt of the notice from the party exercising its election to redeem the Notes pursuant to Section 10.01(a), the Indenture Trustee shall prepare and deliver to the Issuer, no later than the related Redemption Date, a Payment Date Statement stating therein that it has determined that the conditions to redemption at the option of the Issuer have been satisfied and setting forth the amount, if any, to be withdrawn from the Note Account and paid to the Servicer as reimbursement for Servicing Advances and such other information as may be required to accomplish such redemption.

     (c) The Notes may be redeemed in whole, but not in part, on a Payment Date specified by the Issuer at any time upon a determination by the Issuer, based on an Opinion of Counsel addressed to the Issuer, the Indenture Trustee, the
Note Insurer and the Noteholders, that a substantial risk exists that the Notes will not be treated for federal income tax purposes as evidences of indebtedness.

     Section 10.02. Form of Redemption Notice.

     Notice of redemption shall be given by the Indenture Trustee in the name of and at the expense of the Issuer by first class mail, postage prepaid, mailed not less than ten days prior to the Redemption Date to each Holder of Notes to be redeemed (with a copy sent to each Noteholder by telecopy), such Holders being determined as of the Record Date for such Payment Date, and to the Note Insurer. All notices of redemption shall state:

     (a) the Redemption Date;

     (b) the Redemption Price at which such Notes will be redeemed; and

     (c) the fact of payment in full on such Notes, the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02), and that no interest shall accrue on such Note for any period after the date fixed for redemption.

Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

     Section 10.03. Notes Payable on Optional Redemption.

     Notice of redemption having been given as provided in Section 10.02, the Notes to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on such Redemption Price for any period after such Redemption Date; provided, however, that if such Redemption Price is not paid on the Redemption Date, the Note Balance shall, until paid, bear interest from the Redemption Date at the Note Interest Rate.

                                   ARTICLE XI

                              NOTE ADMINISTRATION

     Section 11.01. Powers and Duties of the Note Administrator.

     (a) In addition to the other obligations of the Note Administrator set forth in this Indenture, the Note Administrator shall perform, on behalf of the Trust acting through the Owner Trustee, the duties of the Issuer specified below, and shall consult with the Owner Trustee regarding such duties.

          (i) The monitoring of and compliance with the Trust's obligations under Section 3.12 (but only to the extent of the Note Administrator's obligations under clause (ii) below);

          (ii) The preparation and delivery of the income tax returns, tax elections, financial statements, and such annual or other reports of the Trust pursuant to Section 2.11(k) of the Trust Agreement; provided, however, that the Note Administrator shall not be required to compute the Trust's gross income except to the extent it can do so without unreasonable effort or expense based upon income statements furnished to it; and provided, further, that the Note Administrator shall not be required to prepare and file partnership tax returns on behalf of the Issuer unless it receives an opinion of counsel (which shall not be at the Note Administrator's expense, but shall be at the expense of the Seller or other party furnishing such opinion) as to the necessity of such filings; and

          (iii) The Depositor shall prepare or cause to be prepared the initial current reports on Form 8-K to be filed prior to the first Payment Date and thereafter the Note Administrator will prepare or cause to be prepared Form 10-Ks and Form 10-Qs (if necessary), or monthly current reports on Form 8-K, on behalf of the Trust, as may be required by applicable law, for filing with the Securities and Exchange Commission (the "SEC"). The Owner Trustee will sign each such report on behalf of the Trust. The Note Administrator will forward a copy of such report to the Indenture Trustee and the Depositor promptly after such report has been filed with the SEC. The Note Administrator agrees to use its best efforts to seek to terminate such filing obligation after the period during which such filings are required under the Securities Exchange Act of 1934. Promptly after filing a Form 15 or other applicable form with the SEC in connection with such termination, the Note Administrator shall deliver to the Indenture Trustee and the Depositor a copy of such form together with copies of confirmations of receipt by the SEC of each report filed therewith on behalf of the Trust.

     (b) The Note Administrator shall carry out in timely fashion all duties which the Note Administrator is required to perform hereunder on behalf of the Issuer. The Note Administrator shall have absolute discretion in the performance of such duties and shall have no obligation to notify the Owner Trustee of its actions except as set forth herein.

     Section 11.02. Compensation; Payment of Certain Expenses.

     The Note Administrator will provide the services called for hereunder for the compensation provided in the Servicing Agreement for so long as the Indenture remains in effect.

     Section 11.03. Instructions.

     If in performing its duties under this Article XI, the Note Administrator is required to determine any matter or perform any function above which is non-ministerial in nature, then the Note Administrator shall properly deliver notice to the Indenture Trustee or to the Owner Trustee and the Certificateholders, as applicable, requesting written instructions as to the course of action to be taken. If the Note Administrator does not receive such instructions within ten days after it has delivered such notice, it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Indenture or the Trust Agreement as it shall deem advisable in the best interest of the holders of the Notes and the Trust.

     Section 11.04. Benefit of the Agreement.

     It is expressly agreed that, in performing its duties pursuant to this
Article XI, the Note Administrator will act for the benefit of holders of the Notes and the Note Insurer as well as for the benefit of the Trust, and that such obligations on the part of the Note Administrator shall be enforceable at the instance of the Indenture Trustee and the Trust.

     Section 11.05. Limitation of Responsibility of the Note Administrator.

     (a) The Note Administrator will have no responsibility under this Indenture other than to render the services provided for hereunder in good faith. The Note Administrator, its affiliates, its directors, officers, shareholders, and employees will not be liable to the Trust, the Owner Trustee, the Indenture Trustee, the Certificateholders, the Noteholders, or others, except by reason of acts constituting bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties of the Note Administrator hereunder. The Issuer will reimburse, indemnify, and hold harmless the Note Administrator and its affiliates, shareholders, directors, officers, and employees with respect to all expenses, losses, damages, liabilities, demands, charges, and claims of any nature in respect of any acts or omissions performed or omitted by the Note Administrator in good faith and in accordance with the standard set forth above.

     (b) The Issuer undertakes to pay or cause to be paid any amount due the Note Administrator or its affiliates, shareholders, directors, officers and employees, under this Article XI and such amounts shall be paid as provided for under this Indenture or out of the assets of the Trust that are free of the lien of this Indenture (and in no event by Wilmington Trust Company in its individual capacity).

     Section 11.06. Termination of Note Administrator.

     (a) The Note Administrator, at its election, may resign as Note Administrator hereunder and be discharged of its duties hereunder upon at least 30 days' prior notice to the Owner Trustee, the Note Insurer, and the Indenture Trustee; provided, however, that at any time while the Notes are outstanding no such resignation and discharge shall become effective until a Person selected by the Note Administrator in its discretion and acceptable to the Owners, the
Note Insurer, and the Rating Agencies shall have assumed and agreed to perform the duties of the Note Administrator hereunder as evidenced by a written instrument to such effect delivered to the Owner Trustee. Upon delivery of such written instrument to the Owner Trustee, the Trust shall promptly deliver to the successor Note Administrator a written instrument acknowledging and accepting the assignment of the resigning Note Administrator's rights hereunder to the successor Note Administrator. Each such successor Note Administrator shall be deemed to be the Note Administrator for all purposes of this Indenture.

     (b) If any of the following events shall occur and be continuing:

          (i) The Note Administrator shall violate any provision of this Indenture and such default is not cured within ten days after notice thereof is given to the Note Administrator by the Owner Trustee, the Note Insurer, or the Indenture Trustee; or

          (ii) A court having jurisdiction over the premises shall enter a decree or order for relief in respect of the Note Administrator in an involuntary case under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect, or appoint a receiver, liquidation, assignee, custodian, trustee, sequestrator (or other similar official) of the Note Administrator or for any substantial part of its property, or order the winding-up or liquidation of its affairs; or

          (iii) The Note Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Note Administrator or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due;

then in any such event the Note Administrator may be terminated by the Owner Trustee upon notice to the Note Administrator; provided, however, that the Note Administrator shall nevertheless be entitled to any amounts due to it pursuant to Section 11.05 accruing prior to the date of such termination.

     (c) Following receipt of instructions from the Note Insurer or the Holders of the Notes, with the prior consent of the Note Insurer, and upon 30 days' written notice to the Note Administrator, the Owner Trustee may remove the Note Administrator; provided, however, that the Note Administrator shall nevertheless be entitled to any amounts due to it pursuant to Section 11.05 accruing prior to the date of such termination.

                                  ARTICLE XII

                                 MISCELLANEOUS

     Section 12.01. Compliance Certificates and Opinions.

     (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel, if requested by the Indenture Trustee, stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     (b) Every certificate, opinion or letter with respect to compliance with a condition or covenant provided for in this Indenture, including one furnished pursuant to specific requirements of this Indenture relating to a particular application or request (other than certificates provided pursuant to TIA
Section 314(a)(4)) shall include and shall be deemed to include (regardless of whether specifically stated therein) the following:

          (i) statement that each individual signing such certificate, opinion or letter has read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate, opinion or letter are based;

          (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section 12.02. Form of Documents Delivered to Indenture Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trustee may reasonably rely upon the opinion of such other counsel.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Wherever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 6.01(b)(2). Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.01(d).

     Section 12.03. Acts of Noteholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders or the Note Insurer may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing or the Note Insurer; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

     (c) The ownership of Notes shall be proved by the Note Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Note Insurer in accordance with the provisions hereof or the Holders of any Notes shall bind the Holders of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Notes.

     Section 12.04. Notices, etc. to Indenture Trustee, the Note Insurer and Issuer.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and shall be deemed to have been given if personally delivered at, telecopied to (provided confirmation of such telecopy has been received), or mailed by certified mail, return receipt requested, to:

     (a) the Indenture Trustee at its Corporate Trust Office with a copy to the Note Administrator; or

     (b) the Issuer, at City Capital Home Loan Trust 1999-1, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration;

     (c) the Note Insurer, at MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management-SF (IPM-SF) (City Capital Home Loan Trust 1999-1);

     (d) the Seller or the Servicer, at City National Bank of West Virginia, 25 Gatewater Road, Charleston, West Virginia 25313 Attention: Michael D. Dean;

     (e) the Note Administrator or the Master Servicer, at Norwest Bank Minnesota, National Association, at 11000 Broken Land Parkway, Columbia, Maryland 21044, Attention: City Capital Home Loan Trust 1999-1; or

     (f) the Custodian, at Norwest Bank Minnesota, National Association, Norwest Center, Sixth and Marquette Avenue, Minneapolis, Minnesota 55479-0083,
Attention: City Capital Home Loan Trust 1999-1;

or in each case, at such other address as may be designated by written notice to the other parties;

     Notices required to be given to the Rating Agencies by the Issuer or the Indenture Trustee shall be in writing, personally delivered or mailed first-class postage pre-paid, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's Ratings Group, 26 Broadway (15th Floor), New York, New York, 10004, Attention: Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designed by written notice to the other parties.

     Section 12.05. Notices and Reports to Noteholders; Waiver of Notices.

     Where this Indenture provides for notice to Noteholders of any event or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Noteholder affected by such event or to whom such report is required to be mailed, at the address of such Noteholder as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report, with a copy thereof sent by telecopy. In any case where a notice or report to Noteholders is mailed and telecopied in the manner provided above, neither the failure to mail and telecopy such notice or report, nor any defect in any notice or report so mailed and telecopied, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders, and any notice or report that is mailed and telecopied in the manner herein provided shall be conclusively presumed to have been duly given or provided.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Section 12.06. Rules by Indenture Trustee.

     The Indenture Trustee may make reasonable rules for any meeting of Noteholders.

     Section 12.07. The Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with any other provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

     Section 12.08. Effect of Headings and Table of Contents; References.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof. References herein to "Articles" and "Sections" without reference to a document are to designated Articles and Sections of this Indenture.

     Section 12.09. Successors and Assigns.

     All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

     Section 12.10. Separability.

     In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 12.11. Benefits of Indenture.

     Subject to Section 12.20 of this Indenture, nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section 6.13, the Note Insurer and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 12.12. Legal Holidays.

     In any case where the date of any Payment Date, Redemption Date or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, Redemption Date or other date for the payment of principal of or interest on any Note and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

     Section 12.13. Governing Law.

     IN VIEW OF THE FACT THAT NOTEHOLDERS MAY RESIDE IN MANY STATES AND OUTSIDE THE UNITED STATES AND THE DESIRE TO ESTABLISH WITH CERTAINTY THAT THIS INDENTURE WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF A STATE HAVING A WELL-DEVELOPED BODY OF COMMERCIAL AND FINANCIAL LAW RELEVANT TO TRANSACTIONS OF THE TYPE CONTEMPLATED HEREIN, THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

     Section 12.14. Counterparts.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 12.15. Debt Instruments.

     By its acceptance of any Note, each Noteholder will be deemed to have agreed to treat its Note as a debt instrument for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income.

     Section 12.16. Issuer Obligation.

     No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

     Section 12.17. No Petition.

     The Indenture Trustee, by entering into this Indenture, and each Noteholder and Beneficial Owner, by accepting a Note , hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents. In addition, the Indenture Trustee will on behalf of the holders of the Notes, (a) file a written objection to any motion or other proceeding seeking the substantive consolidation of the Seller with City Holding Company, the Depositor or the Issuer, (b) file an appropriate memorandum of points and authorities or other brief in support of such objection, or (c) endeavor to establish at the hearing on such objection that the substantive consolidation of such entity would be materially prejudicial to the Noteholders. This Section 12.17 will survive for one year and one day following the termination of this Indenture.

     Section 12.18. Inspection.

     The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, the Note Insurer and any Noteholder (provided that such Noteholder, together with its affiliates, owns 40% or more of the then outstanding Note Balance), during the Issuer's normal business hours, to examine all of books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Indenture Trustee or the
Note Insurer, as the case may be, and to discuss its affairs, finances and accounts with its officers, employees and Independent Accountants (and by this provision the Issuer hereby authorizes its Accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any expense incident to the exercise by the Indenture Trustee of any right under this Section 12.18 shall be borne by the Seller.

     Section 12.19. Usury.

     The amount of interest payable or paid on any Note under the terms of this Indenture shall be limited to an amount that shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the United States or the State of New York (whichever shall permit the higher rate), that could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Note exceeds the Highest Lawful Rate, the Issuer stipulates that such excess amount will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee, acting on behalf of the Holder of such Note, and the Issuer, and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal of such Note, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Indenture Trustee for the benefit of Holders of Notes for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Notes.

     Section 12.20. Third Party Beneficiary.

     The Note Insurer is intended as a third party beneficiary of this Indenture and this Indenture shall be binding upon and inure to the benefit of the Note Insurer; provided that, notwithstanding the foregoing, for so long as a Note Insurer Default is continuing with respect to its obligations under the MBIA Insurance Policy, the Noteholders shall succeed to the Note Insurer's rights hereunder. Without limiting the generality of the foregoing, all covenants and agreements in this Indenture that expressly confer rights upon the Note Insurer shall be for the benefit of and run directly to the Note Insurer, and the Note Insurer shall be entitled to rely on and enforce such covenants to the same extent as if it were a party to this Indenture. The Depositor is an intended third-party beneficiary of this Indenture for purposes of Section 8.02(b) hereof and Section 8.02(b) shall be binding upon and inure to the benefit of the Depositor; and the Depositor shall be entitled to rely on and enforce the covenants contained therein for its benefit to the same extent as if it were a party to this Indenture.

     Section 12.21. Limitation of Liability.

     It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of City Capital Home Loan Trust 1999-1 under the Trust Agreement in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by an Person claiming by, through or under the parties hereto (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

     IN WITNESS WHEREOF, the Issuer, the Indenture Trustee, the Note Administrator and the Custodian have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                    CITY CAPITAL HOME LOAN TRUST 1999-1

                                    By:     Wilmington Trust Company, not in
                                             its individual capacity, but
                                             solely as Owner Trustee

                                    By:
                                    Name:
                                    Title:

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION, as Indenture Trustee, Note
                                    Administrator and Custodian

                                    By:
                                    Name:
                                    Title:

                                   SCHEDULE I

                               HOME LOAN SCHEDULE

                                   EXHIBIT A

                              FORM OF CLASS A NOTE

                      CITY CAPITAL HOME LOAN TRUST 1999-1
                   ASSET-BACKED NOTES, SERIES 1999-1, CLASS A

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS NOTE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT NOTE PRINCIPAL BALANCE BY INQUIRY OF THE INDENTURE TRUSTEE.

No. _______________                                              $____________

                      CITY CAPITAL HOME LOAN TRUST 1999-1

                       ASSET-BACKED NOTES, SERIES 1999-1,
                               6.85%(1 ) CLASS A
                               DUE APRIL 25, 2030

                              CUSIP NO. 177766AL6

City Capital Home Loan Trust 1999-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to or registered assigns, ____ the principal sum of ____ __________________ ____________________________________ DOLLARS ($_____________) payable pursuant to the Indenture (the "Indenture") dated as of April 30, 1999, among the Issuer and Norwest Bank Minnesota, National Association, a national banking association, as Indenture Trustee (the "Indenture Trustee") and as Note Administrator and Custodian. Capitalized terms used but not defined herein are defined in Article I of the Indenture.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AND THE MBIA INSURANCE POLICY REFERRED TO BELOW, AS PROVIDED IN THE INDENTURE. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE. EACH HOLDER AND BENEFICIAL OWNER HEREOF, BY ITS ACCEPTANCE OF THIS NOTE, AGREES THAT SUCH HOLDER OR BENEFICIAL OWNER SHALL HAVE NO RECOURSE TO THE ISSUER, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE DEPOSITOR, THE SELLER, THE SERVICER, THE MASTER SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, OR TO THE ASSETS OF ANY OF THE FOREGOING ENTITIES, EXCEPT THE ASSETS OF THE ISSUER PLEDGED TO SECURE THE NOTES PURSUANT TO THE INDENTURE.
________________
(1) The Class A Notes will bear interest at 6.8% per annum; provided that, if the Class A Notes are not redeemed on the Clean-Up Call Date, then with respect to each payment Date thereafter, th eNote Interest rate shall be 7.35% per annum.

Pursuant to the terms of the Indenture, payments will be made on the 25th day of each month or, if such day is not a Business Day, on the Business Day immediately following such 25th day (each a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Note is registered at the close of business on the applicable Record Date, in an amount equal to the product of (a) the Percentage Interest evidenced by this Note and
(b) the sum of the amounts to be paid on the Notes with respect to such Payment Date, all as more specifically set forth in the Indenture.

So long as this Note is registered in the name of a Clearing Agency or its nominee, the Indenture Trustee will make payments of principal of and interest on this Note by wire transfers of immediately available funds to the Clearing Agency or its nominee. Notwithstanding the above, the final distribution on this Note will be made after due notice by the Indenture Trustee of the pendency of such distribution and only upon presentation and surrender of this Note at its Corporate Trust Office or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Indenture.

On each Payment Date, the Noteholders will be entitled to receive interest payments in an aggregate amount equal to the Note Interest for such Payment Date, together with principal payments in an aggregate amount equal to the Monthly Principal, plus, until the related Overcollateralization Amount is equal to the Required Overcollateralization Amount, Excess Cash, if any, for such Payment Date. The "Note Balance" of a Note as of any date of determination is equal to the initial principal balance thereof as of the Closing Date, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal.

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Asset-Backed Notes, Series 1999-1 (herein called the "Notes"), issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture. Each Noteholder or Beneficial Owner, by acceptance of a Note, or in the case of a Beneficial Owner, a beneficial interest in a Note, covenants and agrees to be bound by all the terms and provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Stated Maturity Date and the Redemption Date, if any, pursuant to Article X of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing if the Indenture Trustee, at the direction or upon the prior written consent of MBIA Insurance Corporation (the "Note Insurer") in the absence of a
Note Insurer Default, or the Holders of the Notes representing not less than 50% of the Note Balance of the Outstanding Notes (with the prior written consent of the Note Insurer in the absence of a Note Insurer Default), shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

MBIA Insurance Corporation (the "Note Insurer"), in consideration of the payment of the premium and subject to the terms of the financial guaranty insurance policy (the "MBIA Insurance Policy") issued thereby, has unconditionally and irrevocably guaranteed the payment of the Insured Payments.

Pursuant to the Indenture, unless a Note Insurer Default exists (i) the Note Insurer shall be deemed to be the holder of the Notes for certain purposes specified in the Indenture and will be entitled to exercise all rights of the Noteholders thereunder, including the rights of Noteholders relating to the occurrence of, and the remedies with respect to, an Event of Default, without the consent of such Noteholders, and (ii) the Indenture Trustee may take actions which would otherwise be at its option or within its discretion, including actions relating to the occurrence of, and the remedies with respect to, an Event of Default, only at the direction of the Note Insurer. In addition, on each Payment Date, after the Noteholders have been paid all amounts to which they are entitled, the Note Insurer will be entitled to be reimbursed for any unreimbursed Insured Payments, unreimbursed Premium Amounts (each with interest thereon at the "Late Payment Rate" specified in the Insurance Agreement) and any other amounts owed under the MBIA Insurance Policy.

As provided in the Indenture, the Notes may be redeemed in whole, but not in part, at the option of the holder(s) of a majority of the ownership interest of the Issuer or, if not so redeemed, at the option of the Note Insurer, on any Payment Date on and after the date on which the Note Balance is equal to or less than 5% of the Original Note Balance.

Subject to the terms of the Indenture, the Notes will be registered as one or more certificates held by a Clearing Agency or its nominee and beneficial interests will be held by Beneficial Owners through the book-entry facilities of such Clearing Agency or its nominee in minimum denominations of $50,000 and increments of $1 in excess thereof.

As provided in the Indenture and subject to any limitations on transfer of this Note by a Clearing Agency or its nominee and certain limitations set forth in the Indenture, the transfer of this Note is registrable on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.

Each Noteholder or Beneficial Owner, by acceptance of this Note or, in the case of a Beneficial Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Beneficial Owner, by acceptance of this Note or, in the case of a Beneficial Owner, a beneficial interest in this Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Seller, the Depositor or the Issuer, or join in any institution against the Seller, the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the Home Loan Sale Agreement, the Trust Agreement, the Servicing Agreement, the Insurance Agreement and the Indemnification Agreement (the "Basic Documents").

The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of this Note (and each Beneficial Owner by acceptance of a beneficial interest in this Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Insurer and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Insurer or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Note Insurer and the Holders of Notes representing a majority of the Note Balance of all Outstanding Notes. The Indenture also contains provisions permitting the (i) Note Insurer or (ii) if a
Note Insurer Default exists, the Holders of Notes representing specified percentages of the Note Balance of Outstanding Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Note Insurer or by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the amendment thereof, in certain limited circumstances, or the waiver of certain terms and conditions set forth in the Indenture, without the consent of Holders of the Notes issued thereunder.

The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Unless the certificate of authentication hereon has been executed by the Authenticating Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

DATE: May __, 1999                          CITY CAPITAL HOME LOAN TRUST 1999-1

                                            By:  WILMINGTON TRUST COMPANY, not
                                                 in its individual capacity but
                                                 solely as Owner Trustee under
                                                 the Trust Agreement

                                            By:  ______________________________
                                                 Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Notes designated above and referred to in the within-mentioned Indenture.

Date: May __, 1999                          NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION, Authenticating Agent

                                            By:  ______________________________
                                                 Authorized Signatory

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes
and appoints                           , attorney,  to transfer said Note on the
books kept for registration thereof,with full power of substitution in the premises.

Dated:                     */

Signature Guaranteed:
                           */

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                        [ATTACH STATEMENT OF INSURANCE]

                                   EXHIBIT B

                            HOME LOAN SALE AGREEMENT

                                   EXHIBIT C

                              CUSTODIAL AGREEMENT

                                   EXHIBIT D

                                   [RESERVED]

                                  EXHIBIT E-1

                   FORM OF CUSTODIAN'S INITIAL CERTIFICATION

May __, 1999

[Seller]
[Note Insurer]
[Servicer]

Re:      Indenture, dated as of April 30, 1999 (the "Indenture"), among City
Capital Home Loan Trust 1999-1 (the "Issuer") and Norwest Bank Minnesota, National Association, as Indenture Trustee, Note Administrator and Custodian.

Gentlemen:

     In accordance with Section 6.15(a) of the Indenture, the undersigned, as Custodian, hereby certifies that, as to each Home Loan listed in the Home Loan Schedule to the Indenture (other than any Home Loan paid in full or listed on the attachment hereto), it has reviewed the Home Loan File and has determined that, except as noted on the Schedule of Exceptions attached hereto, it has received, for each Home Loan listed on the Home Loan Schedule, the related original Mortgage Note, endorsed to the Indenture Trustee (or, as provided in the Home Loan Sale Agreement, a lost note affidavit for such Mortgage Note, in the form of Exhibit C to the Home Loan Sale Agreement, together with a certified true and correct copy of such Mortgage Note), and the related original Mortgage (or certified copy thereof if so permitted under the Home Loan Sale Agreement).

     Except as described herein, the Custodian has not made an independent examination of any documents contained in any Home Loan File. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any documents contained in any Home Loan File for any of the Home Loans listed on the Home Loan Schedule to the Indenture,
(ii) the collectibility, insurability, effectiveness or suitability of any such Home Loan or (iii) whether any Home Loan File should include any flood insurance policy, any rider, addenda, surety or guaranty agreement, power of attorney, buy down agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.

                               NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Custodian

                               By:
                               Its:

                                  EXHIBIT E-2

                   FORM OF CUSTODIAN'S INTERIM CERTIFICATION

[Date]

[Seller]
[Indenture Trustee]
[Note Insurer]

[Servicer]

Re:      Indenture,  dated as of April 30, 1999 (the  "Indenture"),  between
City Capital Home Loan Trust 1999-1 (the "Issuer"), and Norwest Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee"), Note Administrator and Custodian.

Gentlemen:

In accordance with Section 6.15(b) of the Indenture, the undersigned, as Custodian, hereby certifies that, as to each Home Loan listed in the Home Loan Schedule to the Indenture (other than any Home Loan paid in full or listed on the attached hereto), it has reviewed the Home Loan File and has determined that, except as noted on the Schedule of Exceptions attached hereto: (i) all documents required to be included in the Home Loan File (as set forth in the definition of "Home Loan Documents" in the Home Loan Sale Agreement referred to in the Indenture) are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and related to such Home Loan; and (iii) based on examination by it, and only as to such documents, the following data elements: (a) the Seller's loan number, (b) the Mortgagor's name, (c) the address (including the state and zip code), (d) the original Principal Balance, (e) the Monthly Payment Amount and (f) the Mortgage Interest Rate, as set forth on the Home Loan Schedule to the Indenture accurately reflects the information set forth in the Home Loan File. The undersigned further certifies that the Custodian's review of each Home Loan included each of the procedures listed in Section 6.15(b) of the Indenture.

Except as described herein, the Custodian has not made an independent examination of any documents contained in any Home Loan File. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any documents contained in any Home Loan File for any of the Home Loans listed on the Home Loan Schedule to the Indenture,
(ii) the collectibility, insurability, effectiveness or suitability of any such Home Loan or (iii) whether any Home Loan File should include any flood insurance policy, any rider, addenda, surety or guaranty agreement, power of attorney, buy down agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION, as Custodian

                                    By:____________________________________
                                    Its:____________________________________

                                  EXHIBIT E-3

                    FORM OF CUSTODIAN'S FINAL CERTIFICATION

[Date]

[Seller]
[Indenture Trustee]
[Note Insurer]

[Servicer]

Re:    Indenture, dated as of April 30, 1999 (the "Indenture"), between City
Capital Home Loan Trust 1999-1 (the "Issuer"), and Norwest Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee"),

Note Administrator and Custodian.

Gentlemen:

In accordance with Section 6.15(c) of the Indenture, the undersigned, as Custodian, hereby certifies that, except as noted on the Schedule of Exceptions attached hereto, for each Home Loan listed in the Home Loan Schedule to the Indenture (other than any Home Loan paid in full or listed on the attachment hereto), it has received a complete Home Loan File which includes each of the documents required to be included in the Home Loan File as set forth in the definition of "Home Loan Documents" in the Home Loan Sale Agreement referred to in the Indenture.

The Custodian has not made an independent examination of any documents contained in any Home Loan File beyond the review specifically required in
Section 6.15 of the Indenture. The Custodian makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any documents contained in any Home Loan File for any of the Home Loans listed on the Home Loan Schedule to the Indenture, (ii) the collectibility, insurability, effectiveness or suitability of any such Home Loan or (iii) whether any Home Loan File should include any flood insurance policy, any rider, addenda, surety or guaranty agreement, power of attorney, buy down agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.

                                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Custodian

                                  By:____________________________________
                                  Its:____________________________________

                                   EXHIBIT F

                             MBIA INSURANCE POLICY

                                   EXHIBIT G

                                   [Reserved]

                                   EXHIBIT H

                              SERVICING AGREEMENT